          As filed with the Securities and Exchange Commission on April 15, 2014

                                            1933 Act Registration No. 333-141755

                                             1940 Act Registration No. 811-07785
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 9 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 35 /X/

               Lincoln Life & Annuity Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                             Fort Wayne, IN 46802

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                 payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company) 100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company) PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441

This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value, and as permitted by the Plan, to provide retirement income that a Participant cannot outlive or for an agreed upon time. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If a Participant dies before the Annuity Commencement Date, we will pay the Beneficiary or Plan a Death Benefit.

If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All Contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some Contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant Allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.


AllianceBernstein Variable Products Series Fund:

     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Growth Portfolio

American Century Variable Portfolios, Inc.:
     Balanced Fund

American Funds Insurance Series (Reg. TM):

     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund


BlackRock Variable Series Funds, Inc.:

     BlackRock Global Allocation V.I. Fund


Delaware VIP (Reg. TM) Trust:
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) REIT Series

     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series

DWS Variable Series II:

     DWS Alternative Asset Allocation VIP Portfolio


Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) VIP Asset Manager Portfolio
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio

Janus Aspen Series:
     Janus Aspen Global Research Portfolio

Lincoln Variable Insurance Products Trust:

     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Emerging Markets RPM Fund*
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Clarion Global Real Estate Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund*

     LVIP Delaware Bond Fund

     LVIP Delaware Diversified Floating Rate Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund

     LVIP JPMorgan Mid Cap Value RPM Fund*
     LVIP Managed Risk Profile 2010 Fund
     LVIP Managed Risk Profile 2020 Fund
     LVIP Managed Risk Profile 2030 Fund
     LVIP Managed Risk Profile 2040 Fund
     LVIP Managed Risk Profile 2050 Fund
     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund

     LVIP Managed Risk Profile Moderate Fund

     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund


     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth RPM Fund*
     LVIP UBS Large Cap Growth RPM Fund

Neuberger Berman Advisers Management Trust:

     Large Cap Value Portfolio

T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio


* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.



** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  6
Lincoln Life & Annuity Company of New York                   7
Fixed Side of the Contract                                   8
Variable Annuity Account (VAA)                               9
Investments of the VAA                                       9
Charges and Other Deductions                                14
The Contracts                                               17
 Purchase of the Contracts                                  17
 Transfers On or Before the Annuity Commencement Date       19
 Death Benefit Before the Annuity Commencement Date         21
 Withdrawals                                                22
 Annuity Payouts                                            24
Distribution of the Contracts                               25
Federal Tax Matters                                         26
Additional Information                                      29
 Voting Rights                                              29
 Return Privilege                                           30
 Other Information                                          30
Legal Proceedings                                           30
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Variable Annuity Account L       32
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or Variable Annuity Account (VAA)-The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Beneficiary-The person or entity designated by the participant to receive any Death Benefit paid if the participant dies before the Annuity Commencement Date.

Contractowner-The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions-Amounts paid into the contract.

Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if a participant dies.

FINRA-Financial Industry Regulatory Authority.

Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Lincoln New York (we, us, our, company)-Lincoln Life & Annuity Company of New York (LNY).

Participant-An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant Year-A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.

Plan-The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC-Securities and Exchange Commission.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:

The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):


 GVA I      GVA II      GVA III
-------    --------    --------
  5%*        6%*         None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per Participant): $25

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.

Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):


      Mortality and expense risk charge...... 1.00%


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.23%     1.87%
      Net Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.23%     1.55%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.

EXAMPLES

This Example is intended to help Contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that Contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable period:



                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  GVA I............   $806    $1,438    $2,097    $3,375
  GVA II...........   $908    $1,545    $2,207    $3,620
  GVA III..........   $292    $  895    $1,523    $3,214


2) If you do not surrender your contract at the end of the applicable time period:



                     1 year   3 years   5 years   10 years
                    -------- --------- --------- ---------
  GVA I............   $296      $907    $1,543    $3,252
  GVA II...........   $296      $907    $1,543    $3,252
  GVA III..........   $292      $895    $1,523    $3,214


The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, See - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, See Distribution of the Contracts.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See - The Contracts and Annuity Payouts.

What charges do I pay under the contract? If Participants in GVA I or GVA II withdraw Account Values, a surrender charge applies of 0-6% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to Plans subject to ERISA, depending on how many participation years the Participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per Participant account. We will deduct any applicable premium tax from Contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.

We apply a charge to the daily net asset value of the VAA and those charges are:


      Mortality and expense risk charge...... 1.00%

The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. See The Contracts - Contributions.

How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts - Death Benefit.

May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a Participant withdraw Account Value? Yes, during the Accumulation Period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value. Under GVA III, liquidation of the entire fixed Account Value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The Contractowner must also approve Participant withdrawals under Section 401(a) Plans and Plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 591/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do Participants get a free look at their certificates? A Participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See - Return Privilege.

Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.



Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts (and in our role as intermediary, the funds). With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Growth Portfolio (Class B): Long-term growth of capital.

American Century Variable Portfolios, Inc., advised by American Century
    Investment Management, Inc.


  o Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company


  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC.


  o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

  o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and sub-advised by RREEF America, L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Asset Manager Portfolio (Initial Class): High total return.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Initial Class): To achieve capital appreciation.



Janus Aspen Series, advised by Janus Capital Management LLC


  o Global Research Portfolio (Institutional Shares): Long-term growth of capital.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management, Inc.)

  o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment advisers, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund (Standard Class): A combination of current income and preservation of capital with capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund (Standard Class): Capital appreciation with current income as a secondary objective.


     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Managed Risk Profile Conservative Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

     (Sub-advised by Mondrian Investment Partners Limited)


  o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

  o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.

     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)
     This fund will be available on or about May 12, 2014. Consult your financial advisor.

  o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas) Inc.)



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and sub-advised by Neuberger Berman LLC.


  o Large Cap Value Portfolio (I Class): Long-term growth of capital.



T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

  o T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or Participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:

                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-5......................   5%      6%         6%
  6........................   5%      3%         6%
  7........................   4%      3%         6%
  8........................   3%      3%         6%
  9........................   2%      3%         6%
  10.......................   1%      3%         6%
  11-15....................   0%      1%         6%
  16.......................   0%      0%         6%

*     There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:


                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
      1.......................            20%
      2.......................            25%
      3.......................         33.33%
      4.......................            50%
      5.......................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:


         Standard conditions                                     Optional conditions
         ------------------------------------------------------- ------------------------------------------------------
GVA I    the Participant has attained age 591/2                  the Participant has separated from service with their
                                                                 employer and is at least 55 years of age
         the Participant has died                                the Participant is experiencing financial hardship
         the Participant has incurred a disability (as defined
         under the contract)
         the Participant has separated from service with their
                                                                 ------------------------------------------------------
         employer
         -------------------------------------------------------
GVA II   the Participant has attained age 591/2                  the Participant has separated from service with their
                                                                 employer
         the Participant has died                                the Participant is experiencing financial hardship
         the Participant has incurred a disability (as defined
         under the contract)

          Standard conditions                                     Optional conditions
          ------------------------------------------------------- ------------------------------------------------------
          the Participant has separated from service with their
                                                                  ------------------------------------------------------
          employer and is at least 55 years of age
          -------------------------------------------------------
GVA III   the Participant has attained age 591/2                  the Participant has separated from service with their
                                                                  employer and is at least 55 years of age
          the Participant has died
          the Participant has incurred a disability (as defined
          under the contract)
          the Participant has separated from service with their
          employer
          the Participant is experiencing financial hardship*



* A GVA III Contractowner has the option not to include the financial hardship condition.



Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.

A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks

Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):


      Mortality and expense risk charge...... 1.00%

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax imposed for New York residents.



Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts

A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner directly or through its sales representative. For Plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.



Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.

We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.

Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.

Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Contributions

The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in Good Order at our Servicing Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.

The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.

Death Benefit Before the Annuity Commencement Date

The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant's lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.

If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant's designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant's death within six months of such death, we pay the Beneficiary the amount in (2).

We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant's death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.


SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient will be charged a fee for a stop payment or if a check is returned for insufficient funds.

Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.

Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.


If the Beneficiary is the spouse of the Participant, then the spouse may elect to continue the contract as the new Participant. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.


Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named Beneficiary on file with us at the time of a Participant's death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant's death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.


Withdrawals

Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions - Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of Account Value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant's account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a Participant's account balance will occur when less than a total withdrawal is made from a Participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts Participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant's Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see "Federal Tax Matters."


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Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner's written authorization and written documentation specifying the portion of the Participant's account balance which is available for distribution to the Participant.

For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


Loans

If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.

Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Servicing Office.




Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


                                                                              23
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Ownership

Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.


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Annuity Payout Calculation

Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

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We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant's specific circumstances (e.g., the Participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 70 1/2 or retire, if later as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.

Tax Treatment of Payments

                                                                              27
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The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or annuity payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the tax law)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse Beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).

Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


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


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Special Considerations for Same-Sex Couples

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.



Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Variable Annuity Account L




Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
More About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.
                Statement of Additional Information Request Card
             Lincoln Life & Annuity Variable Annuity Account L for
                     Variable Annuity Contracts I, II & III
   .
Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).



             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
ABVPSF Global Thematic Growth
2004  .          4.294        4.467          282
2005  .          4.467        4.584          307
2006  .          4.584        4.919          282
2007  .          4.919        5.839          361
2008  .          5.839        3.037          404
2009  .          3.037        4.604          427
2010  .          4.604        5.405          349
2011  .          5.405        4.099          437
2012  .          4.099        4.595          315
2013  .          4.595        5.593          305
---------        -----        -----          ---
ABVPSF Growth and Income(1)
2004  .         10.317       11.133            5
2005  .         11.133       11.529           18
2006  .         11.529       13.352           25
2007  .         13.352       13.862           34
2008  .         13.862        8.138           48
2009  .          8.138        9.696           42
2010  .          9.696       10.829           55
2011  .         10.829       11.372           58
2012  .         11.372       13.200           64
2013  .         13.200       15.466           67
---------       ------       ------          ---
ABVPSF Growth
2004  .          6.258        7.096          104
2005  .          7.096        7.842           85
2006  .          7.842        7.668           89
2007  .          7.668        8.553          102
2008  .          8.553        4.861           85
2009  .          4.861        6.394           86
2010  .          6.394        7.267           99
2011  .          7.267        7.265          102
2012  .          7.265        8.169          109
2013  .          8.169       10.815          112
---------       ------       ------          ---
American Century VP Balanced
2004  .         22.582       24.544          483
2005  .         24.544       25.499          453
2006  .         25.499       27.673          419
2007  .         27.673       28.750          383
2008  .         28.750       22.677          353
2009  .         22.677       25.927          330
2010  .         25.927       28.656          325
2011  .         28.656       29.883          313
2012  .         29.883       33.078          296
2013  .         33.078       38.456          281
---------       ------       ------          ---
American Century VP Inflation Protection(2)
2009  .         10.378       10.612            3
2010  .         10.612       11.070           11
2011  .         11.070       12.285           41
2012  .         12.285       13.081           62
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Funds Global Growth
2004  .         10.215       11.311            11
2005  .         11.311       12.774            44
2006  .         12.774       15.230           111
2007  .         15.230       17.318           180
2008  .         17.318       10.564           193
2009  .         10.564       14.883           199
2010  .         14.883       16.465           194
2011  .         16.465       14.853           188
2012  .         14.853       18.023           165
2013  .         18.023       23.050           165
---------       ------       ------           ---
American Funds Growth
2004  .          7.380        8.220           849
2005  .          8.220        9.456         1,000
2006  .          9.456       10.318         1,236
2007  .         10.318       11.477         1,334
2008  .         11.477        6.367         1,422
2009  .          6.367        8.787         1,402
2010  .          8.787       10.325         1,444
2011  .         10.325        9.785         1,473
2012  .          9.785       11.421         1,454
2013  .         11.421       14.711         1,384
---------       ------       ------         -----
American Funds Growth-Income
2004  .         10.000       10.978            31
2005  .         10.978       11.502            96
2006  .         11.502       13.119           191
2007  .         13.119       13.644           300
2008  .         13.644        8.395           309
2009  .          8.395       10.908           353
2010  .         10.908       12.034           383
2011  .         12.034       11.696           398
2012  .         11.696       13.604           414
2013  .         13.604       17.981           416
---------       ------       ------         -----
American Funds International
2004  .          7.662        9.051           190
2005  .          9.051       10.888           336
2006  .         10.888       12.825           443
2007  .         12.825       15.240           533
2008  .         15.240        8.733           537
2009  .          8.733       12.370           511
2010  .         12.370       13.132           505
2011  .         13.132       11.186           495
2012  .         11.186       13.058           465
2013  .         13.058       15.725           457
---------       ------       ------         -----
BlackRock Global Allocation V.I.
2009  .         10.985       11.400             3
2010  .         11.400       12.421            11
2011  .         12.421       11.868            26
2012  .         11.868       12.958            45
2013  .         12.958       14.723            50
---------       ------       ------         -----
Delaware VIP Diversified Income
2004  .         10.208       10.935             7
2005  .         10.935       10.778            25
2006  .         10.778       11.516            33
2007  .         11.516       12.271            59
2008  .         12.271       11.597            83
2009  .         11.597       14.577           102
2010  .         14.577       15.595           111
2011  .         15.595       16.427           136
2012  .         16.427       17.434           136
2013  .         17.434       17.043           116
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP High Yield
2005  .         10.114       10.273             7
2006  .         10.273       11.437            20
2007  .         11.437       11.640            48
2008  .         11.640        8.738            49
2009  .          8.738       12.888            86
2010  .         12.888       14.715            98
2011  .         14.715       14.915            86
2012  .         14.915       17.399            95
2013  .         17.399       18.813            83
---------       ------       ------            --
Delaware VIP REIT
2004  .         15.557       20.191           425
2005  .         20.191       21.361           365
2006  .         21.361       27.984           428
2007  .         27.984       23.777           334
2008  .         23.777       15.234           296
2009  .         15.234       18.588           296
2010  .         18.588       23.299           322
2011  .         23.299       25.517           315
2012  .         25.517       29.459           301
2013  .         29.459       29.727           261
---------       ------       ------           ---
Delaware VIP Small Cap Value
2004  .         10.306       12.117            48
2005  .         12.117       13.094           155
2006  .         13.094       15.023           224
2007  .         15.023       13.856           194
2008  .         13.856        9.593           216
2009  .          9.593       12.496           221
2010  .         12.496       16.320           258
2011  .         16.320       15.901           262
2012  .         15.901       17.889           243
2013  .         17.889       23.585           240
---------       ------       ------           ---
Delaware VIP Smid Cap Growth(3)
2004  .          6.879        7.649           122
2005  .          7.649        7.998           116
2006  .          7.998        8.499           139
2007  .          8.499        9.295           146
2008  .          9.295        4.890           125
2009  .          4.890        7.474           119
2010  .          8.929       10.114           152
2011  .         10.114       10.805           176
2012  .         10.805       11.843           183
2013  .         11.843       16.530           166
---------       ------       ------           ---
Dreyfus Opportunistic Small Cap(4)
2003  .         17.159       22.372         1,106
2004  .         22.372       24.662         1,061
2005  .         24.662       25.832           943
2006  .         25.832       26.540           800
2007  .         26.540       23.370           689
2008  .         23.370       14.439           634
2009  .         14.439       18.017           586
2010  .         18.017       23.395           570
2011  .         23.395       19.955           549
2012  .         19.955       23.819           526
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Dreyfus Stock Index(1)
2003  .         27.136       34.487         1,167
2004  .         34.487       37.777         1,154
2005  .         37.777       39.156         1,062
2006  .         39.156       44.774           928
2007  .         44.774       46.658           857
2008  .         46.658       29.036           780
2009  .         29.036       36.318           719
2010  .         36.318       41.292           681
2011  .         41.292       41.648           648
2012  .         41.648       47.724           609
---------       ------       ------         -----
DWS Alternative Asset Allocation
2009  .          9.796       11.246             2
2010  .         11.246       12.522             6
2011  .         12.522       12.042             8
2012  .         12.042       13.081             4
2013  .         13.081       13.072             6
---------       ------       ------         -----
DWS VIT Equity 500 Index(1)
2004  .         10.199       11.100            21
2005  .         11.100       11.503            81
2006  .         11.503       13.156           137
2007  .         13.156       13.715           116
2008  .         13.715        8.534           134
2009  .          8.534       10.673           147
2010  .         10.673       12.121           165
2011  .         12.121       12.220           174
2012  .         12.220       13.998           178
2013  .         13.998       16.423           171
---------       ------       ------         -----
DWS VIT Small Cap Index(4)
2004  .         10.289       11.788            19
2005  .         11.788       12.168            27
2006  .         12.168       14.155            76
2007  .         14.155       13.748            90
2008  .         13.748        8.966           101
2009  .          8.966       11.236           104
2010  .         11.236       14.060           111
2011  .         14.060       13.306           108
2012  .         13.306       15.314           110
---------       ------       ------         -----
Fidelity VIP Asset Manager
2004  .         24.581       25.668         1,137
2005  .         25.668       26.440         1,040
2006  .         26.440       28.092           935
2007  .         28.092       32.125           847
2008  .         32.125       22.671           774
2009  .         22.671       28.980           697
2010  .         28.980       32.785           692
2011  .         32.785       31.627           664
2012  .         31.627       35.221           609
2013  .         35.221       40.347           566
---------       ------       ------         -----
Fidelity VIP Contrafund
2004  .          9.265       10.564           220
2005  .         10.564       12.199           470
2006  .         12.199       13.459           583
2007  .         13.459       15.630           604
2008  .         15.630        8.868           640
2009  .          8.868       11.894           662
2010  .         11.894       13.769           712
2011  .         13.769       13.253           727
2012  .         13.253       15.239           727
2013  .         15.239       19.757           708
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Fidelity VIP Equity-Income(1)
2003  .         19.311       24.917         1,102
2004  .         24.917       27.514         1,096
2005  .         27.514       28.838           991
2006  .         28.838       34.316           963
2007  .         34.316       34.495           949
2008  .         34.495       19.584           870
2009  .         19.584       25.247           822
2010  .         25.247       28.782           798
2011  .         28.782       28.772           783
2012  .         28.772       33.417           732
2013  .         33.417       39.194           996
---------       ------       ------         -----
Fidelity VIP Growth
2004  .         34.815       35.633         1,817
2005  .         35.633       37.324         1,567
2006  .         37.324       39.484         1,361
2007  .         39.484       49.632         1,253
2008  .         49.632       25.960         1,129
2009  .         25.960       32.972         1,058
2010  .         32.972       40.536         1,025
2011  .         40.536       40.213           973
2012  .         40.213       45.662           897
2013  .         45.662       61.634           830
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Money Market (Pending Allocation
Account)
2004  .         15.005       15.186             1*
2005  .         15.186       15.647             1*
2006  .         15.647       16.411             1*
2007  .         16.411       17.266             9
2008  .         17.266       17.788             1*
2009  .         17.788       17.916             1*
2010  .         17.916       17.959             4
2011  .         17.959       17.979             3
2012  .         17.979       18.004             1*
2013  .         18.004       18.009             2
---------       ------       ------         -----
Janus Aspen Global Research
2004  .         11.833       12.276           782
2005  .         12.276       12.866           678
2006  .         12.866       15.057           587
2007  .         15.057       16.342           561
2008  .         16.342        8.954           519
2009  .          8.954       12.206           507
2010  .         12.206       13.999           489
2011  .         13.999       11.955           490
2012  .         11.955       14.212           493
2013  .         14.212       18.071           464
---------       ------       ------         -----
LVIP Baron Growth Opportunities(5)
2004  .         20.834       25.915           456
2005  .         25.915       26.520           405
2006  .         26.520       30.332           388
2007  .         30.332       31.057           393
2008  .         31.057       18.714           356
2009  .         18.714       25.629           361
2010  .         25.629       32.069           358
2011  .         32.069       33.027           363
2012  .         33.027       38.664           356
2013  .         38.664       53.616           333
---------       ------       ------         -----
LVIP BlackRock Inflation Protected Bond
2012  .         10.163       10.259             2
2013  .         10.259        9.309            37
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Clarion Global Real Estate
2007  .          9.805        8.265            3
2008  .          8.265        4.743            5
2009  .          4.743        6.472            7
2010  .          6.472        7.559           15
2011  .          7.559        6.835           16
2012  .          6.835        8.437           15
2013  .          8.437        8.630           17
---------        -----        -----           --
LVIP Delaware Bond
2004  .         10.014       10.551           44
2005  .         10.551       10.722          100
2006  .         10.722       11.115          123
2007  .         11.115       11.604          148
2008  .         11.604       11.153          219
2009  .         11.153       13.129          215
2010  .         13.129       14.101          225
2011  .         14.101       15.028          231
2012  .         15.028       15.861          239
2013  .         15.861       15.341          186
---------       ------       ------          ---
LVIP Delaware Diversified Floating Rate
2011  .          9.984        9.764            1*
2012  .          9.764       10.050            1*
2013  .         10.050       10.000            3
---------       ------       ------          ---
LVIP Delaware Foundation Aggressive Allocation
2009  .         11.463       11.989            1*
2010  .         11.989       13.348            1*
2011  .         13.348       12.946            3
2012  .         12.946       14.521            4
2013  .         14.521       17.286            6
---------       ------       ------          ---
LVIP Delaware Foundation Conservative Allocation(6)
2004  .         10.099       11.013            6
2005  .         11.013       11.397           13
2006  .         11.397       12.476           15
2007  .         12.476       12.918           31
2008  .         12.918        9.342           35
2009  .          9.342       11.362           33
2010  .         11.362       12.422           35
2011  .         12.422       12.573           34
2012  .         12.573       13.771           41
2013  .         13.771       14.907           43
---------       ------       ------          ---
LVIP Delaware Foundation Moderate Allocation
2009  .         10.066       11.800            1*
2010  .         11.800       12.970            1*
2011  .         12.970       12.874            2
2012  .         12.874       14.187            3
2013  .         14.187       16.046            8
---------       ------       ------          ---
LVIP Delaware Growth and Income
2004  .          7.883        8.741          230
2005  .          8.741        9.133          329
2006  .          9.133       10.160          263
2007  .         10.160       10.675          302
2008  .         10.675        6.788          281
2009  .          6.788        8.379          260
2010  .          8.379        9.369          276
2011  .          9.369        9.387          264
2012  .          9.387       10.717          258
2013  .         10.717       14.140          252
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Delaware Social Awareness
2004  .         11.963       13.348          263
2005  .         13.348       14.805          273
2006  .         14.805       16.462          253
2007  .         16.462       16.781          253
2008  .         16.781       10.897          260
2009  .         10.897       14.025          251
2010  .         14.025       15.492          249
2011  .         15.492       15.436          263
2012  .         15.436       17.618          253
2013  .         17.618       23.668          228
---------       ------       ------          ---
LVIP Global Income
2009  .         10.520       10.867            4
2010  .         10.867       11.800            7
2011  .         11.800       11.810           12
2012  .         11.810       12.592           21
2013  .         12.592       12.115           10
---------       ------       ------          ---
LVIP Managed Risk Profile 2010
2007  .          9.946       10.493            1*
2008  .         10.493        7.904            9
2009  .          7.904        9.735           11
2010  .          9.735       10.744           12
2011  .         10.744       10.770           13
2012  .         10.770       11.573            5
2013  .         11.573       12.481           12
---------       ------       ------          ---
LVIP Managed Risk Profile 2020
2007  .          9.937       10.338            4
2008  .         10.338        7.483           16
2009  .          7.483        9.309           35
2010  .          9.309       10.325           52
2011  .         10.325       10.242           70
2012  .         10.242       10.990           85
2013  .         10.990       12.092          108
---------       ------       ------          ---
LVIP Managed Risk Profile 2030
2007  .          9.967       10.444            1*
2008  .         10.444        7.157           12
2009  .          7.157        9.067           25
2010  .          9.067       10.103           38
2011  .         10.103        9.946           44
2012  .          9.946       10.624           58
2013  .         10.624       11.965           62
---------       ------       ------          ---
LVIP Managed Risk Profile 2040
2007  .          9.975       10.269            1*
2008  .         10.269        6.553            7
2009  .          6.553        8.496           15
2010  .          8.496        9.561           32
2011  .          9.561        9.328           52
2012  .          9.328        9.893           71
2013  .          9.893       11.414           76
---------       ------       ------          ---
LVIP Managed Risk Profile 2050
2011  .          9.908        9.213            1*
2012  .          9.213        9.670            3
2013  .          9.670       11.396            7
---------       ------       ------          ---
LVIP Managed Risk Profile Conservative
2005  .         10.039       10.304            1*
2006  .         10.304       11.155            4
2007  .         11.155       11.902           14
2008  .         11.902        9.611           23
2009  .          9.611       11.880           29
2010  .         11.880       12.997           48
2011  .         12.997       13.341           52
2012  .         13.341       14.500           59
2013  .         14.500       15.755           41
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Managed Risk Profile Growth
2005  .         10.010       10.701            73
2006  .         10.701       12.092           150
2007  .         12.092       13.147           248
2008  .         13.147        8.666           215
2009  .          8.666       11.070           235
2010  .         11.070       12.354           244
2011  .         12.354       12.231           248
2012  .         12.231       13.216           240
2013  .         13.216       14.858           238
---------       ------       ------           ---
LVIP Managed Risk Profile Moderate
2005  .         10.087       10.524            13
2006  .         10.524       11.673            32
2007  .         11.673       12.628            90
2008  .         12.628        9.175           101
2009  .          9.175       11.631           135
2010  .         11.631       12.892           138
2011  .         12.892       12.913           145
2012  .         12.913       14.010           155
2013  .         14.010       15.515           140
---------       ------       ------           ---
LVIP Mondrian International Value
2004  .         10.591       12.255            15
2005  .         12.255       13.655            68
2006  .         13.655       17.575           211
2007  .         17.575       19.399           270
2008  .         19.399       12.166           216
2009  .         12.166       14.603           211
2010  .         14.603       14.814           203
2011  .         14.814       14.048           204
2012  .         14.048       15.246           187
2013  .         15.246       18.391           168
---------       ------       ------           ---
LVIP SSgA Bond Index
2009  .         10.031       10.385            16
2010  .         10.385       10.895            16
2011  .         10.895       11.584            10
2012  .         11.584       11.911            18
2013  .         11.911       11.490            26
---------       ------       ------           ---
LVIP SSgA Emerging Markets 100
2009  .         10.028       13.640            12
2010  .         13.640       17.255            36
2011  .         17.255       14.531            39
2012  .         14.531       16.207            40
2013  .         16.207       15.592            64
---------       ------       ------           ---
LVIP SSgA Global Tactical Allocation RPM(7)
2005  .         10.018       10.939             4
2006  .         10.939       12.622            25
2007  .         12.622       13.872            62
2008  .         13.872        8.177            74
2009  .          8.177       10.589            93
2010  .         10.589       11.400            82
2011  .         11.400       11.312            81
2012  .         11.312       12.448            81
2013  .         12.448       13.533            78
---------       ------       ------           ---
LVIP SSgA International Index
2009  .         11.184       12.116             1*
2010  .         12.116       12.841             2
2011  .         12.841       11.139             2
2012  .         11.139       13.028             3
2013  .         13.028       15.605             7
---------       ------       ------           ---
LVIP SSgA S&P 500 Index
2012  .          9.836       10.727             3
2013  .         10.727       14.019         5,355
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP SSgA Small-Cap Index
2012  .         10.174       10.922             1*
2013  .         10.922       14.912         1,238
---------       ------       ------         -----
LVIP T. Rowe Price Structured Mid-Cap Growth
2004  .         10.137       11.407           947
2005  .         11.407       12.402           897
2006  .         12.402       13.417           776
2007  .         13.417       15.089           706
2008  .         15.089        8.548           650
2009  .          8.548       12.385           633
2010  .         12.385       15.741           628
2011  .         15.741       14.981           626
2012  .         14.981       17.250           582
2013  .         17.250       23.021           544
---------       ------       ------         -----
LVIP UBS Large Cap Growth RPM
2004  .          5.736        5.978           141
2005  .          5.978        6.168           155
2006  .          6.168        6.697           151
2007  .          6.697        7.984           174
2008  .          7.984        4.678           172
2009  .          4.678        6.415           179
2010  .          6.415        7.072           180
2011  .          7.072        6.604           185
2012  .          6.604        7.610           189
2013  .          7.610        9.455           185
---------       ------       ------         -----
NB AMT Large Cap Value
2004  .         12.148       14.309           329
2005  .         14.309       16.723           387
2006  .         16.723       18.583           325
2007  .         18.583       20.116           314
2008  .         20.116        9.481           304
2009  .          9.481       14.651           285
2010  .         14.651       16.777           268
2011  .         16.777       14.724           253
2012  .         14.724       16.997           245
2013  .         16.997       22.067           236
---------       ------       ------         -----
NB AMT Mid Cap Growth(1)
2003  .          4.005        5.079            98
2004  .          5.079        5.848           103
2005  .          5.848        6.585           218
2006  .          6.585        7.478           303
2007  .          7.478        9.071           566
2008  .          9.071        5.086           501
2009  .          5.086        6.627           535
2010  .          6.627        8.470           585
2011  .          8.470        8.425           561
2012  .          8.425        9.377           534
2013  .          9.377       10.732           504
---------       ------       ------         -----
T. Rowe Price International Stock
2004  .         12.397       13.965           531
2005  .         13.965       16.043           487
2006  .         16.043       18.915           461
2007  .         18.915       21.168           449
2008  .         21.168       10.750           420
2009  .         10.750       16.219           400
2010  .         16.219       18.379           406
2011  .         18.379       15.861           405
2012  .         15.861       18.598           397
2013  .         18.598       21.001           361
---------       ------       ------         -----


*     The numbers of accumulation units less than 500 were rounded up to one.


(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.

(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.

(3) Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.

(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(6) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2014. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.



Table of Contents







Item                                                        Page
  Special Terms                                            B-2
  Services                                                 B-2
  Principal Underwriter                                    B-2
  Purchase of Securities Being Offered                     B-2
  Annuity Payouts                                          B-2
  Determination of Accumulation and Annuity Unit Value     B-3
  Capital Markets                                          B-3


Item                                                       Page
  Advertising & Ratings                                    B-4
  About the S&P 500 Index                                  B-4
  Unclaimed Property                                       B-5
  Additional Services                                      B-5
  Other Information                                        B-6
  Financial Statements                                     B-6



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life & Annuity Variable Annuity Account L as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $2,388,279, $2,494,925 and $2,686,379 to LFN and Selling Firms in 2011, 2012 and 2013, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York appear on the following pages.

              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2013 and 2012, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                               AS OF DECEMBER 31,
                                                                                                              ---------------------
                                                                                                                 2013       2012
                                                                                                              ---------   ---------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $6,880; 2012 -- $6,708)                               $   7,259   $   7,580

     Equity securities (cost: 2012 -- $2)                                                                            --           3

   Mortgage loans on real estate                                                                                    521         423

   Policy loans                                                                                                     382         399

                                                                                                              ---------   ---------
        Total investments                                                                                         8,162       8,405

Cash and invested cash                                                                                               10          54

Deferred acquisition costs and value of business acquired                                                           586         452

Premiums and fees receivable                                                                                          8           1

Accrued investment income                                                                                           103          99

Reinsurance recoverables                                                                                            478         536

Reinsurance related embedded derivatives                                                                              8           9

Goodwill                                                                                                             60          60

Other assets                                                                                                        150         114

Separate account assets                                                                                           4,099       3,195

                                                                                                              ---------   ---------
        Total assets                                                                                          $  13,664   $  12,925

                                                                                                              =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                      $   1,439   $   1,723

Other contract holder funds                                                                                       5,708       5,407

Short-term debt                                                                                                      11          --

Income taxes payable                                                                                                362         453

Other liabilities                                                                                                    64          58

Separate account liabilities                                                                                      4,099       3,195

                                                                                                              ---------   ---------
        Total liabilities                                                                                        11,683      10,836

                                                                                                              ---------   ---------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                                                   941         941

Retained earnings                                                                                                   907         816

Accumulated other comprehensive income (loss)                                                                       133         332

                                                                                                              ---------   ---------
        Total stockholder's equity                                                                                1,981       2,089

                                                                                                              ---------   ---------
          Total liabilities and stockholder's equity                                                          $  13,664   $  12,925

                                                                                                              =========   =========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                         ------------------------
                                                                                                          2013     2012     2011
                                                                                                         -------  -------  ------
REVENUES
Insurance premiums                                                                                       $  151   $  139   $ 128

Fee income                                                                                                  273      275     265

Net investment income                                                                                       419      421     417

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                               (10)     (22)    (26)

   Portion of loss recognized in other comprehensive income                                                   2       10       7

                                                                                                         -------  -------  ------
     Net other-than-temporary impairment losses on securities recognized in earnings                         (8)     (12)    (19)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities                    (7)      (7)     (8)

                                                                                                         -------  -------  ------
        Total realized gain (loss)                                                                          (15)     (19)    (27)

                                                                                                         -------  -------  ------
     Total revenues                                                                                         828      816     783

                                                                                                         -------  -------  ------

EXPENSES
Interest credited                                                                                           204      207     207

Benefits                                                                                                    292      265     274

Commissions and other expenses                                                                              204      191     206

Impairment of intangibles                                                                                    --       --     102

                                                                                                         -------  -------  ------
   Total expenses                                                                                           700      663     789

                                                                                                         -------  -------  ------
     Income (loss) before taxes                                                                             128      153      (6)

     Federal income tax expense (benefit)                                                                    37       59      29

                                                                                                         -------  -------  ------
        Net income (loss)                                                                                    91       94     (35)

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                          (202)      83     186

          Unrealized other-than-temporary impairment on available-for-sale securities                         3       (1)      2

                                                                                                         -------  -------  ------
            Total other comprehensive income (loss), net of tax                                            (199)      82     188

                                                                                                         -------  -------  ------
               Comprehensive income (loss)                                                               $ (108)  $  176   $ 153

                                                                                                         =======  =======  ======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                    2013      2012     2011
                                                                                                  --------  -------   --------
COMMON STOCK
Balance as of beginning-of-year                                                                   $   941   $   941   $   940

Stock compensation issued for benefit plans                                                            --        --         1

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        941       941       941

                                                                                                  --------  -------   --------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                       816       722       830

Net income (loss)                                                                                      91        94       (35)

Dividends declared                                                                                     --        --       (73)

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        907       816       722

                                                                                                  --------  -------   --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                       332       250        62

Other comprehensive income (loss), net of tax                                                        (199)       82       188

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        133       332       250

                                                                                                  --------  -------   --------
        Total stockholder's equity as of end-of-year                                              $ 1,981   $ 2,089   $ 1,913

                                                                                                  ========  =======   ========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                      --------------------------
                                                                                                       2013      2012     2011
                                                                                                      -------  --------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                     $   91   $    94   $  (35)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                                    24        21       66

   Change in premiums and fees receivable                                                                 (7)        4       --

   Change in accrued investment income                                                                    (4)       (2)      (4)

   Change in future contract benefits and other contract holder funds                                   (196)     (178)     (75)

   Change in reinsurance related assets and liabilities                                                   (8)       32      (79)

   Change in federal income tax accruals                                                                  19        51       12

   Realized (gain) loss                                                                                   15        19       27

   Impairment of intangibles                                                                              --        --      102

   Other                                                                                                 (21)      (13)      43

                                                                                                      -------  --------  -------
     Net cash provided by (used in) operating activities                                                 (87)       28       57

                                                                                                      -------  --------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                              (785)     (664)    (857)

Sales of available-for-sale securities                                                                    50        38      100

Maturities of available-for-sale securities                                                              561       567      500

Purchases of other investments                                                                          (170)     (335)    (132)

Sales or maturities of other investments                                                                  89       197      105

                                                                                                      -------  --------  -------
     Net cash provided by (used in) investing activities                                                (255)     (197)    (284)

                                                                                                      -------  --------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in short-term debt                                                                    11        --       --

Deposits of fixed account values, including the fixed portion of variable                                654       611      620

Withdrawals of fixed account values, including the fixed portion of variable                            (238)     (311)    (284)

Transfers to and from separate accounts, net                                                            (127)      (94)     (68)

Common stock issued for benefit plans and excess tax benefits                                             (2)       --        1

Dividends paid                                                                                            --        --      (73)

                                                                                                      -------  --------  -------
     Net cash provided by (used in) financing activities                                                 298       206      196

                                                                                                      -------  --------  -------
Net increase (decrease) in cash and invested cash                                                        (44)       37      (31)

Cash and invested cash, as of beginning-of-year                                                           54        17       48

                                                                                                      -------  --------  -------
     Cash and invested cash, as of end-of-year                                                        $   10   $    54   $   17

                                                                                                      =======  ========  =======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions and, accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").


  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;


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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;


  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of Universal Life ("UL") insurance, Variable Universal Life ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."



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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. Specifically, income taxes payable were reclassified from other liabilities to a separate line item. This reclassification had no effect on net income or stockholder's equity of the prior years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.



We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income
(Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values,

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $18 million, $21 million and $24 million for the years ended December 31, 2013, 2012 and 2011, respectively.



Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income
(Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income
(Loss).

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 4.

COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 11.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our financial condition and results of operations.

INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our financial statements.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our financial condition and results of operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.



The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,920     $ 443     $ 114     $10     $ 6,239
U.S. government bonds.......................................................              28         4        --      --          32
Foreign government bonds....................................................              41         4        --      --          45
RMBS........................................................................             455        33        --       4         484
CMBS........................................................................              49         2         1       1          49
CLOs........................................................................              18        --        --      --          18
State and municipal bonds...................................................             282        18         2      --         298
Hybrid and redeemable preferred securities..................................              87        10         3      --          94
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity AFS securities...................................         $ 6,880     $ 514     $ 120     $15     $ 7,259
                                                                                   ==========    ======   ======    =====    =======

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,541     $ 799     $  49     $11     $ 6,280
U.S. government bonds.......................................................              29         7        --      --          36
Foreign government bonds....................................................              44         8        --      --          52
RMBS........................................................................             619        59        --       8         670
CMBS........................................................................              76         5         2       1          78
CLOs........................................................................              15        --        --      --          15
State and municipal bonds...................................................             285        56        --      --         341
Hybrid and redeemable preferred securities..................................              99        13         4      --         108
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity securities.......................................           6,708       947        55      20       7,580
Equity securities...........................................................               2         1        --      --           3
                                                                                   ----------    ------   ------    -----    -------
         Total AFS securities...............................................         $ 6,710     $ 948     $  55     $20     $ 7,583
                                                                                   ==========    ======   ======    =====    =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------     -------
Due in one year or less.........................................................      $   165      $   169
Due after one year through five years...........................................        1,316        1,452
Due after five years through ten years..........................................        1,832        1,944
Due after ten years.............................................................        3,045        3,143
                                                                                     ---------     -------
   Subtotal.....................................................................        6,358        6,708
                                                                                     ---------     -------
MBS.............................................................................          504          533
CDOs............................................................................           18           18
                                                                                     ---------     -------
      Total fixed maturity AFS securities.......................................      $ 6,880      $ 7,259
                                                                                     =========     =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        ------------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                        ---------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $ 1,332        $ 85        $ 192        $ 39        $ 1,524        $ 124
Foreign government bonds..............................          2          --           --          --              2           --
RMBS..................................................         59           1           24           3             83            4
CMBS..................................................          8           1            3           1             11            2
CLOs..................................................         18          --           --          --             18           --
State and municipal bonds.............................         39           1            5           1             44            2
Hybrid and redeemable preferred securities............         10          --           13           3             23            3
                                                        ---------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities..........    $ 1,468        $ 88        $ 237        $ 47        $ 1,705        $ 135
                                                        =========     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                         380
                                                                                                                          ==========

                                                                                    AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                          ----------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                          -------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.........................................  $   267        $ 14        $ 150        $ 46        $   417        $  60
RMBS....................................................       34           5           15           3             49            8
CMBS....................................................       --           2            8           1              8            3
Hybrid and redeemable preferred securities..............       --          --           32           4             32            4
                                                          -------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities............  $   301        $ 21        $ 205        $ 54        $   506        $  75
                                                          =======     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position...............................................                                                                       167
                                                                                                                          ==========

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  1       $  --       $ --            1
Twelve months or greater......................................................           71          22          9           30
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 72       $  22       $  9           31
                                                                                       =====     =======     =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  5       $   1       $ --            3
Nine months or greater, but less than twelve months...........................            1          --         --            2
Twelve months or greater......................................................           73          43         13           42
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 79       $  44       $ 13           47
                                                                                       =====     =======     =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $60 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.



Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             -----------------------
                                              2013    2012     2011
                                             ------   ------  ------
Balance as of beginning-of-year...........   $  53    $  61    $ 47
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized.............       5        9      10
      Credit losses on securities for
        which an OTTI was
        previously recognized.............       4        5      11
   Decreases attributable to:
      Securities sold.....................     (15)     (22)     (7)
                                             ------   ------  ------
        Balance as of end-of-year.........   $  47    $  53    $ 61
                                             ======   ======  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 71% and 60% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                 ------------------
                                                  2013        2012
                                                 -----       ------
Current......................................    $ 521       $  423
Unamortized premium (discount)...............       --           --
                                                 -----       ------
   Total carrying value......................    $ 521       $  423
                                                 =====       ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



There were no impaired mortgage loans on real estate as of December 31, 2013 and 2012.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------     ---------
Less than 65%.....................................     $ 498         95.6%          2.15         $ 400          94.6%         1.86
65% to 74%........................................        13          2.5%          1.59            12           2.8%         1.50
75% to 100%.......................................        10          1.9%          0.61            11           2.6%         0.59
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............     $ 521        100.0%                       $ 423        100.0%
                                                     =========     =========                   ==========     ========



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     ------      ------     -------
Fixed maturity AFS
   securities...................     $ 377       $ 381      $  382
Mortgage loans on
   real estate..................        22          18          14
Policy loans....................        21          24          23
Commercial mortgage
   loan prepayment and
   bond make-whole
   premiums.....................         6           5           5
                                     ------      ------     -------
   Investment income............       426         428         424
Investment expense..............        (7)         (7)         (7)
                                     ------      ------     -------
   Net investment income........     $ 419       $ 421      $  417
                                     ======      ======     =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     -----      -------      ------
Fixed maturity AFS securities:
   Gross gains..................     $  1       $    1       $   2
   Gross losses.................      (10)         (17)        (31)
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds........       (2)          --           3
                                     -----      -------      ------
   Total realized gain (loss)
      related to certain
      investments...............     $(11)       $ (16)      $ (26)
                                     =====      =======      ======



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012        2011
                                      -----      ------      ------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
Corporate bonds...................    $ (3)      $  (6)      $  (2)
RMBS..............................      (4)         (3)        (14)
CMBS..............................      (2)         (5)         (8)
                                      -----      ------      ------
   Gross OTTI recognized in
      net income (loss)...........      (9)        (14)        (24)
   Associated amortization
      of DAC, VOBA, DSI,
      and DFEL....................       1           2           5
                                      -----      ------      ------
      Net OTTI recognized in
        net income (loss),
        pre-tax...................    $ (8)      $ (12)      $ (19)
                                      =====      ======      ======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  2       $  11       $   8
Change in DAC, VOBA,
   DSI and DFEL...................      --          (1)         (1)
                                      -----      ------      ------
   Net portion of OTTI
      recognized in OCI,
      pre-tax.....................    $  2       $  10       $   7
                                      =====      ======      ======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $29 million, which included $20 million of private placement securities and $9 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $284 million and $392 million, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $136 million and $184 million, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $808 million, or 10% of our invested assets portfolio and our investments in the food and beverage industry with a fair value of $428 million, or 5% of our invested assets portfolio. As of December 31, 2012 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million, or 10% of our invested assets portfolio and our investment securities in the CMO industry with a fair value of $500 million, or 6%, of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2013 and 2012, respectively.





--------------------------------------------------------------------------------
4. DERIVATIVE INSTRUMENTS


EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative guaranteed living benefits ("GLB") reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosure Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. DERIVATIVE INSTRUMENTS (CONTINUED)


Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                            AS OF DECEMBER 31, 2013                   AS OF DECEMBER 31, 2012
                                                     ------------------------------------       ------------------------------------
                                                     NOTIONAL            FAIR VALUE             NOTIONAL            FAIR VALUE
                                                                    ---------------------                      ---------------------
                                                      AMOUNTS        ASSET      LIABILITY        AMOUNTS        ASSET      LIABILITY
                                                     --------       ------      ---------       --------       ------      ---------
Reinsurance related(1)..........................       $ --          $  8         $ --            $ --          $ 9          $ --
GLB reserves(2).................................         --            36           --              --           --            --
GLB reserves(2).................................         --            --           36              --           --            51
                                                     --------       ------      ---------       --------       ------      ---------
   Total embedded derivative instruments........       $ --          $ 44         $ 36            $ --          $ 9          $ 51
                                                     ========       ======      =========       ========       ======      =========

-------------
(1)  Reported in reinsurance related embedded derivatives on our Balance
     Sheets.
(2)  Reported in other assets on our Balance Sheets.
(3)  Reported in other liabilities on our Balance Sheets.


The gains (losses) on embedded derivative instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                          2013      2012     2011
                                          -----    -----     ------
Reinsurance related(1).................   $  1      $ --     $  --
Other assets - GLB reserves(1).........    (88)       --        --
Other liabilities - GLB reserves(1)....     88        50       (77)

-------------
(1)  Reported in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).






BALANCE SHEET OFFSETTING

Information related to our embedded derivative instruments and the effects of offsetting on our Balance Sheets (in millions) were as follows as of December 31, 2013:

FINANCIAL ASSETS
Gross amount of recognized assets.......................     $ 44
Gross amounts offset....................................       --
                                                            -----
   Net amount of assets.................................       44
Gross amounts not offset:
   Financial instruments................................       --
    Cash collateral received............................       --
                                                            -----
      Net amount........................................     $ 44
                                                            =====
FINANCIAL LIABILITIES
Gross amount of recognized liabilities..................     $ 36
Gross amounts offset....................................       --
                                                            -----
   Net amount of liabilities............................       36
Gross amounts not offset:
    Cash collateral received............................       --
   Cash collateral pledged..............................       --
                                                            -----
      Net amount........................................     $ 36
                                                            =====




--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES
The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       ---------------------------
                                       2013       2012       2011
                                       -----      -----      -----
Current............................    $ 38       $ 11       $ 19
Deferred...........................      (1)        48         10
                                       -----      -----      -----
   Federal income tax expense
      (benefit)....................    $ 37       $ 59       $ 29
                                       =====      =====      =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. FEDERAL INCOME TAXES (CONTINUED)



A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                         2013        2012       2011
                                         -------    -------     ------
Tax rate times pre-tax income........    $ 45       $  54       $  (2)
Effect of:
   Separate account dividend
      received deduction.............      (6)         (5)         (5)
   Tax credits.......................      (1)         (1)         (1)
   Goodwill..........................      --          --          36
   Change in uncertain tax
      positions......................      --          (4)          1
   Other items.......................      (1)         15          --
                                         -------    -------     ------
      Federal income tax expense
         (benefit)...................    $ 37       $  59       $  29
                                         =======    =======     ======
Effective tax rate...................      29%         38%         NM
                                         =======    =======     ======

The effective tax rate is the ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $(6) million resulted in tax expense of $29 million in 2011, the effective tax rate was not meaningful. The benefit for tax credits is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
Current......................................     $  (48)    $   (30)
Deferred.....................................       (314)       (423)
                                                  -------    --------
   Total federal income tax asset
      (liability)............................     $ (362)    $  (453)
                                                  =======    ========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds.....................     $   27     $    36
Investments..................................         --           4
Guarantee assessments........................         --           6
Other........................................          2           1
                                                  -------    --------
Total deferred tax assets....................         29          47
                                                  -------    --------
DEFERRED TAX LIABILITIES
DAC..........................................        123          95
VOBA.........................................         67          51
Net unrealized gain on AFS securities........        134         307
Investments..................................          2          --
Other........................................         17          17
                                                  -------    --------
   Total deferred tax liabilities............        343         470
                                                  -------    --------
      Net deferred tax asset (liability).....     $ (314)    $  (423)
                                                  =======    ========



Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $1 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                      FOR THE
                                                    YEARS ENDED
                                                   DECEMBER 31,
                                                ------------------
                                                 2013        2012
                                                -----       ------
Balance as of beginning-of-year...............   $ 8        $  22
   Decreases for prior year tax positions.....    --          (12)
   Decreases for lapse of statute of
      limitations.............................    --           (2)
                                                -----       ------
      Balance as of end-of-year...............   $ 8        $   8
                                                =====       ======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(3) million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2013 and 2012.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
6. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                        --------------------------
                                        2013      2012       2011
                                        ------    ------    ------
Balance as of beginning-of-year.....    $ 304     $ 321     $ 339
   Deferrals........................       80        68        68
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................      (45)      (42)      (37)
      Unlocking.....................        4        (7)       (1)
   Adjustment related to realized
      (gains) losses................       (3)       (3)        2
   Adjustment related to
      unrealized (gains) losses.....       53       (33)      (50)
                                        ------    ------    ------
        Balance as of end-of-year...    $ 393     $ 304     $ 321
                                        ======    ======    ======

Changes in VOBA (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       -------    ------    ------
Balance as of beginning-of-year.....    $ 148     $ 200     $ 319
   Deferrals........................        1        --         1
   Amortization:
      Amortization, excluding
        unlocking...................      (31)      (41)      (51)
      Unlocking.....................      (36)       (6)      (22)
   Accretion of interest(1).........       15        17        20
   Adjustment related to
      unrealized (gains) losses.....       96       (22)      (67)
                                       -------    ------    ------
        Balance as of end-of-year...    $ 193     $ 148     $ 200
                                       =======    ======    ======

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.




Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $21
2015.........................................   19
2016.........................................   18
2017.........................................   17
2018.........................................   16

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       --------------------------
                                       2013       2012      2011
                                       -----     ------     -----
Balance as of beginning-of-year.....    $ 9       $ 12      $ 13
   Deferrals........................      1          1         1
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (1)        (2)       (2)
   Adjustment related to
      unrealized (gains) losses.....      2         (2)       --
                                       -----     ------     -----
        Balance as of end-of-year...    $11       $  9      $ 12
                                       =====     ======     =====

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       ------     -----     ------
Balance as of beginning-of-year.....   $  74      $ 82      $ 101
   Deferrals........................      26        29         40
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (12)      (15)       (11)
      Unlocking.....................      (2)       (6)        (6)
   Adjustment related to
      unrealized (gains) losses.....      40       (16)       (42)
                                       ------     -----     ------
        Balance as of end-of-year...   $ 126      $ 74      $  82
                                       ======     =====     ======


--------------------------------------------------------------------------------
7. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                       2013       2012      2011
                                      -------    -------   -------
Direct insurance premiums
   and fee income..................   $  605     $  578    $  552
Reinsurance ceded..................     (181)      (164)     (159)
                                      -------    -------   -------
   Total insurance premiums
      and fee income...............   $  424     $  414    $  393
                                      =======    =======   =======
Direct insurance benefits..........   $  541     $  472    $  458
Reinsurance recoveries netted
   against benefits................     (249)      (207)     (184)
                                      -------    -------   -------
   Total benefits..................   $  292     $  265    $  274
                                      =======    =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued non-term life insurance contracts and 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $4 million.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. REINSURANCE (CONTINUED)


Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $442 million and $536 million as of December 31, 2013 and 2012. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.



--------------------------------------------------------------------------------
8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS


The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR       OF-YEAR      IMPAIRMENT       OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR        OF-YEAR      IMPAIRMENT      OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013 and 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................      $7           $2            $7           $2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2013.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
9. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................    $  3,102    $  2,427
Net amount at risk(1).......................           3          14
Average attained age of contract
   holders..................................    57 YEARS    56 years
MINIMUM RETURN
Average attained age of contract
   holders..................................    81 YEARS    80 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................    $  1,174    $    990
Net amount at risk(1).......................           8          78
Average attained age of contract
   holders..................................    67 YEARS    66 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ---------------------
                                               2013    2012   2011
                                              -----   -----   -----
Balance as of beginning-of-year............    $  2    $ 2    $  1
   Changes in reserves.....................      --      1       3
   Benefits paid...........................      --     (1)     (2)
                                              -----   -----   -----
        Balance as of end-of-year..........    $  2    $ 2    $  2
                                              =====   =====   =====

VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                               ----------------------
                                                 2013        2012
                                               ----------  ----------
ASSET TYPE
Domestic equity............................    $ 1,452     $ 1,113
International equity.......................        634         500
Bonds......................................        899         728
Money market...............................        409         264
                                               ----------  ----------
   Total...................................    $ 3,394     $ 2,605
                                               ==========  ==========
Percent of total variable annuity
   separate account values.................         91%         90%

SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 23% of total life insurance in-force reserves as of December 31, 2013, and 40% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
10. CONTINGENCIES AND COMMITMENTS



CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
10. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LLANY's ultimate parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

COMMITMENTS

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2013, approximately 97% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments of $1 million and $17 million as of December 31, 2013 and 2012, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
11. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ------------------------------
                                                                                                       2013       2012       2011
                                                                                                      -------    -------    --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  341     $  258     $    72
   Unrealized holding gains (losses) arising during the year......................................      (508)       226         366
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds.............       186       (139)        (94)
   Income tax benefit (expense)...................................................................       113        (14)       (103)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)................        (9)       (16)        (29)
      Associated amortization of DAC, VOBA, DSI and DFEL..........................................        (2)        --           3
      Income tax benefit (expense)................................................................         4          6           9
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $  139     $  341     $   258
                                                                                                      =======    =======    ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  (10)    $   (9)    $   (11)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year...................................................        (2)       (11)         (8)
   Change in DAC, VOBA, DSI and DFEL..............................................................        --          1           1
   Income tax benefit (expense)...................................................................         1          3           3
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities.......................................         7         13          12
   Change in DAC, VOBA, DSI and DFEL..............................................................        (1)        (3)         (3)
   Income tax benefit (expense)...................................................................        (2)        (4)         (3)
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $   (7)    $  (10)    $    (9)
                                                                                                      =======    =======    ========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year...................................................................    $    1     $    1     $     1
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $    1     $    1     $     1
                                                                                                      =======    =======    ========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification.....................................     $ (9)     Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL.........       (2)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....      (11)     Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................        4      Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $ (7)     Net income (loss)
                                                                =====
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification.....................................     $  7      Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL..........................       (1)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....        6      Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................       (2)     Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $  4      Net income (loss)
                                                                =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
12. REALIZED GAIN (LOSS)


Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                              -----------------------
                                              2013     2012     2011
                                              ------   ------  ------
Total realized gain (loss) related to
   certain investments(1)..................   $ (11)   $ (16)  $ (26)
Variable annuity net derivatives
   results:(2)
   Gross gain (loss).......................      (3)      (1)     --
   Associated amortization of DAC,
      VOBA, DSI and DFEL...................      (1)      (2)     (1)
                                              ------   ------  ------
         Total realized gain (loss)........   $ (15)   $ (19)  $ (27)
                                              ======   ======  ======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products.



--------------------------------------------------------------------------------
13. COMMISSIONS AND OTHER EXPENSES


Details underlying commissions and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ---------------------------
                                       2013       2012       2011
                                      -----      -----      -----
Commissions.....................      $  97      $  82      $  80
General and administrative
   expenses.....................         78         79         68
DAC and VOBA deferrals
   and interest, net of
   amortization.................         12         11         22
Taxes, licenses and fees........         17         19         36
                                      -----      -----      -----
      Total.....................      $ 204      $ 191      $ 206
                                      =====      =====      =====






--------------------------------------------------------------------------------
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.



--------------------------------------------------------------------------------
15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under
Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $3 million, $3 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $3 million and $2 million as of December 31, 2013 and 2012, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2013, 2012 and 2011.

DEFERRED COMPENSATION PLANS FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of LNL's contributions are calculated and made in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2013, 2012 and 2011.



--------------------------------------------------------------------------------
16. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2013, 2012, and 2011.



--------------------------------------------------------------------------------
17. STATUTORY INFORMATION AND RESTRICTIONS


We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
17. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)


We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
U.S. capital and surplus......................     $713         $648

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             ----------------------
                                              2013   2012    2011
                                             ------  -----  -------
U.S. net gain (loss) from operations,
   after-tax...............................  $ 166   $ 82   $  (99)
U.S. net income (loss).....................    161     74     (121)
U.S. dividends to LNL......................     --     --       73

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----        -----
Calculation of reserves using
   continuous CARVM...........................     $(2)         $(2)
Conservative valuation rate on certain
   annuities..................................      (1)          (1)



During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts the Company, notwithstanding that the Company discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $71 million in 2014 without New York Department of Insurance approval.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
18. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                                  AS OF DECEMBER 31,
                                                                                  --------------------------------------------------
                                                                                           2013                       2012
                                                                                  -----------------------    -----------------------
                                                                                   CARRYING       FAIR       CARRYING       FAIR
                                                                                     VALUE        VALUE        VALUE        VALUE
                                                                                  ----------    ---------    ---------    ----------
ASSETS
Investments:
AFS securities:
   Fixed maturity securities...................................................    $  7,259     $  7,259     $  7,580     $   7,580
   Equity securities...........................................................          --           --            3             3
Mortgage loans on real estate..................................................         521          511          423           448
Cash and invested cash.........................................................          10           10           54            54
Reinsurance related embedded derivatives.......................................           8            8            9             9
Other assets - GLB reserves embedded derivatives(1)............................          36           36           --            --
Separate account assets........................................................       4,099        4,099        3,195         3,195
LIABILITIES
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.........................         (54)         (54)         (65)          (65)
   Account values of certain investment contracts..............................      (1,385)      (1,440)      (1,374)       (1,570)
Short-term debt................................................................         (11)         (11)          --            --
Other liabilities - GLB reserves embedded derivatives(1).......................         (36)         (36)         (51)          (51)
BENEFIT PLANS' ASSETS(3).......................................................                       --                         --

-------------
(1)  GLB reserves embedded derivatives are fully ceded to LNL.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.



OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                             AS OF DECEMBER 31, 2013
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,161         $  73        $  6,239
      U.S. government bonds.............................................          31                1            --              32
      Foreign government bonds..........................................          --               43             2              45
      RMBS..............................................................          --              484            --             484
      CMBS..............................................................          --               47             2              49
      CLOs..............................................................          --                7            11              18
      State and municipal bonds.........................................          --              298            --             298
      Hybrid and redeemable preferred securities........................          --               93             1              94
Cash and invested cash..................................................          --               10            --              10
Separate account assets.................................................          78            4,021            --           4,099
Reinsurance related embedded derivatives................................          --                8            --               8
Other assets - GLB reserves embedded derivatives........................          --               --            36              36
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 114        $  11,173         $ 125        $ 11,412
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (36)       $    (36)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (36)       $    (36)
                                                                            ===========    ===========   ==============    =========

                                                                                             AS OF DECEMBER 31, 2012
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,192         $  83        $  6,280
      U.S. government bonds.............................................          34                2            --              36
      Foreign government bonds..........................................          --               52            --              52
      RMBS..............................................................          --              670            --             670
      CMBS..............................................................          --               75             3              78
      CLOs..............................................................          --                9             6              15
      State and municipal bonds.........................................          --              341            --             341
      Hybrid and redeemable preferred securities........................          --              104             4             108
   Equity AFS securities................................................           3               --            --               3
Cash and invested cash..................................................          --               54            --              54
Reinsurance related embedded derivatives................................          --                9            --               9
Separate account assets.................................................          68            3,127            --           3,195
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 110        $  10,635         $  96        $ 10,841
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (51)       $    (51)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (51)       $    (51)
                                                                            ===========    ===========   ==============    =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.




                                                                               FOR THE YEAR ENDED DECEMBER 31, 2013
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET       NET(1)(2)     VALUE
                                                              ----------   --------    --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................      $  83        $   4       $ 3          $ 4          $ (21)     $  73
     Foreign government bonds.............................         --           --        --            2             --          2
     CMBS.................................................          3           --        --           (1)            --          2
     CLOs.................................................          6           --        --            5             --         11
     Hybrid and redeemable preferred securities...........          4           --        (1)          (2)            --          1
Other assets - GLB reserves embedded derivatives(4).......         51          (87)       --           --             72         36
Other liabilities - GLB reserves embedded derivatives(4)..        (51)          87        --           --            (72)       (36)
                                                              ----------   --------    --------   ------------   ---------   -------
        Total, net........................................      $  96        $   4       $ 2          $ 8          $ (21)     $  89
                                                              ==========   ========    ========   ============   =========   =======

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2012
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                              ----------   ---------   --------   ------------   ---------   -------
Investments:((3))
   Fixed maturity AFS securities:
     Corporate bonds........................................    $  140       $  4        $ (2)        $(5)         $ (54)     $  83
     U.S. government bonds..................................         1         --          --          (1)            --         --
     RMBS...................................................         2         --          --          (1)            (1)        --
     CMBS...................................................         4         (1)          1          --             (1)         3
     CLOs...................................................         3         --          --           6             (3)         6
     Hybrid and redeemable preferred securities.............        10         --           1          --             (7)         4
Other liabilities - GLB reserves embedded derivatives((4))..      (101)        50          --          --             --        (51)
                                                              ----------   ---------   --------   ------------   ---------   -------
        Total, net..........................................    $   59       $ 53        $ --         $(1)         $ (66)     $  45
                                                              ==========   =========   ========   ============   =========   =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                                                                  PURCHASES,
                                                                                        GAINS     ISSUANCES,    TRANSFERS
                                                                            ITEMS     (LOSSES)      SALES,        IN OR
                                                                          INCLUDED       IN       MATURITIES,      OUT
                                                              BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                             ----------   ---------   --------   ------------   ---------   --------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................     $  139       $   3       $  1        $  (7)        $  4      $   140
     U.S. government bonds................................          1          --         --           --           --            1
     Foreign government bonds.............................          1          --         --           --           (1)          --
     RMBS.................................................          2          --         --           --           --            2
     CMBS.................................................         15         (10)        13          (14)          --            4
     CLOs.................................................          3          --         --           --           --            3
     Hybrid and redeemable preferred securities...........          4          --          3           (6)           9           10
Other liabilities - GLB reserves embedded
   derivatives((4)).......................................        (24)        (77)        --           --           --         (101)
                                                             ----------   ---------   --------   ------------   ---------   --------
        Total, net........................................     $  141       $ (84)      $ 17        $ (27)        $ 12      $    59
                                                             ==========   =========   ========   ============   =========   ========

--------------
(1) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(2) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Balance Sheets.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2013
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ 19        $ --        $ (13)           $(2)        $ --       $  4
     Foreign government bonds............................         2          --           --             --           --          2
     CMBS................................................        --          --           --             (1)          --         (1)
     CLOs................................................         5          --           --             --           --          5
     Hybrid and redeemable preferred securities..........        --          (2)          --             --           --         (2)
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $ 26        $ (2)       $ (13)           $(3)        $ --       $  8
                                                            ==========     =====     ==========     ============    =====     ======

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2012
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ --        $ --         $ --            $(3)        $ (2)      $ (5)
     U.S. government bonds...............................        --          --           --             (1)          --         (1)
     RMBS................................................        --          --           (1)            --           --         (1)
     CLOs................................................         6          --           --             --           --          6
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $  6        $ --         $ (1)           $(4)        $ (2)      $ (1)
                                                            ==========     =====     ==========     ============    =====     ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                              ISSUANCES     SALES    MATURITIES      SETTLEMENTS     CALLS     TOTAL
                                                             ----------    ------    -----------    ------------     -----    ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds......................................      $ 14       $  (6)        $(6)          $   (8)       $ (1)    $  (7)
     CMBS.................................................        --         (12)         --               (2)         --       (14)
     Hybrid and redeemable preferred securities...........        --          (6)         --               --          --        (6)
                                                             ----------    ------    -----------    ------------     -----    ------
        Total, net........................................      $ 14       $ (24)        $(6)          $  (10)       $ (1)    $ (27)
                                                             ==========    ======    ===========    ============     =====    ======



The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013     2012    2011
                                           -------   -----   ------
Other assets - GLB reserves
   embedded derivatives(1)..............   $ (100)   $ --    $  --
Other liabilities - GLB reserves
   embedded derivatives(1)..............      100      58      (69)

--------------
(1)  Included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 8         $ (29)     $ (21)
      Hybrid and redeemable
         preferred securities........       1            (1)        --
                                       ----------   ----------   ------
         Total, net..................     $ 9         $ (30)     $ (21)
                                       ==========   ==========   ======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $  2        $ (56)     $ (54)
      RMBS...........................       --           (1)        (1)
      CMBS...........................       --           (1)        (1)
      CLOs...........................       --           (3)        (3)
      Hybrid and redeemable
         preferred securities........        3          (10)        (7)
                                       ----------   ----------   ------
         Total, net..................     $  5        $ (71)     $ (66)
                                       ==========   ==========   ======


                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 24        $ (20)      $  4
      Foreign government
         bonds.......................       --           (1)        (1)
      Hybrid and redeemable
         preferred securities........        9           --          9
                                       ----------   ----------   ------
         Total, net..................     $ 33        $ (21)      $ 12
                                       ==========   ==========   ======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and hybrid and redeemable preferred securities transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                        FAIR            VALUATION                        SIGNIFICANT                 ASSUMPTION OR
                                        VALUE           TECHNIQUE                    UNOBSERVABLE INPUTS             INPUT RANGES
                                       -------  -------------------------  --------------------------------------  ----------------
ASSETS
Investments:
   Fixed maturity AFS securities:
         Corporate bonds.............  $   66   Discounted cash flow       Liquidity/duration adjustment(1)        1.6% - 8.8%
         Foreign government bonds....       2   Discounted cash flow       Liquidity/duration adjustment(1)        3.4%
Other assets - GLB reserves
   embedded derivatives..............      36   Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%
LIABILITIES
Other liabilities - GLB reserves
   embedded derivatives..............     (36)  Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contractor holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.



As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
19. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer- plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and


    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         -------   -------   ------
REVENUES
Operating revenues:
   Annuities........................     $  127    $  119    $ 115
   Retirement Plan Services.........         60        57       56
   Life Insurance...................        561       577      555
   Group Protection.................         95        82       73
   Other Operations.................          6         4       16
Excluded realized
   gain (loss), pre-tax.............        (21)      (23)     (32)
                                         -------   -------   ------
   Total revenues...................     $  828    $  816    $ 783
                                         =======   =======   ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
19. SEGMENT INFORMATION (CONTINUED)



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013     2012      2011
                                         ------    ------   -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities........................     $  34     $  24    $   22
   Retirement Plan Services.........         4         3         4
   Life Insurance...................        61        94        62
   Group Protection.................        (1)       (4)        1
   Other Operations.................         7        (8)       (1)
Excluded realized
   gain (loss), after-tax...........       (14)      (15)      (21)
Impairment of intangibles,
   after-tax........................        --        --      (102)
                                         ------    ------   -------
   Net income (loss)................     $  91     $  94    $  (35)
                                         ======    ======   =======

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         ------    ------    -----
NET INVESTMENT INCOME
Annuities...........................     $   59    $   63    $  66
Retirement Plan Services............         55        52       51
Life Insurance......................        291       294      278
Group Protection....................          8         8        6
Other Operations....................          6         4       16
                                         ------    ------    -----
   Total net investment income......     $  419    $  421    $ 417
                                         ======    ======    =====

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         -----      ----      ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities...........................      $ 13      $ 13      $ 14
Retirement Plan Services............        --         1         1
Life Insurance......................        77        63        74
Group Protection....................         3         2         2
                                         -----      ----      ----
   Total amortization of DAC and
      VOBA, net of interest.........      $ 93      $ 79      $ 91
                                         =====      ====      ====



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         ------     -----     -----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................      $ 10      $  7      $  6
Retirement Plan Services............         1         1         2
Life Insurance......................        32        48        32
Group Protection....................        (1)       (1)        1
Other Operations....................         2        11        (1)
Excluded realized gain (loss).......        (7)       (7)      (11)
                                         ------     -----     -----
   Total federal income tax
      expense (benefit).............      $ 37      $ 59      $ 29
                                         ======     =====     =====

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013        2012
                                               ---------   ---------
ASSETS
Annuities...................................   $   4,651   $   4,130
Retirement Plan Services....................       1,674       1,595
Life Insurance..............................       7,010       6,889
Group Protection............................         175         151
Other Operations............................         154         160
                                               ---------   ---------
   Total assets.............................   $  13,664   $  12,925
                                               =========   =========




--------------------------------------------------------------------------------
20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012     2011
                                            -----    ----    -----
Income taxes paid (received)............     $18      $8       $17


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                                       AS OF DECEMBER 31,
                                                      -------------------
                                                      2013           2012
                                                      -----         -----
Assets with affiliates:
   Service agreement receivable(1)...............     $ (4)          $ 10
   Ceded reinsurance contracts(2)................       (5)            73
   Ceded reinsurance contracts(3)................        8              9
Liabilities with affiliates:
   Ceded reinsurance contracts(4)................        7             --

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                           2013     2012      2011
                                          ------    ------    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(5)........    $ (16)    $ (14)    $(17)
   Fees for management of
      general account(6)..............       (6)       (6)      --
   Realized gains (losses) on ceded
      reinsurance contracts:(7)
      GLB reserves embedded
         derivatives..................      (86)       --       --
      Other gains (losses)............       82        --       --
Benefits and expenses with
   affiliates:
   Service agreement
      payments(7).....................       74        74       65

--------------
(1)   Reported in other assets on our Balance Sheets.
(2)   Reported in reinsurance recoverables on our Balance Sheets.
(3)   Reported in reinsurance related embedded derivatives on our Balance
      Sheets.
(4)   Reported in other liabilities on our Balance Sheets.
(5)   Reported in insurance premiums on our Statements of Comprehensive Income
      (Loss).
(6) Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(7) Reported in net investment income on our Statements of Comprehensive Income (Loss).
(8) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).



SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. ("LNBAR"). As discussed in Note 6, we cede the change in the GLB Reserves Embedded Derivatives to LNBAR.

           LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                      MORTALITY &
                                                                                                                      EXPENSE
                                                                       CONTRACT                       CONTRACT        GUARANTEE
                                                                       PURCHASES                      REDEMPTIONS     CHARGES
                                                                       DUE FROM                       DUE TO          PAYABLE TO
                                                                       LINCOLN LIFE &                 LINCOLN LIFE &  LINCOLN LIFE &
                                                                       ANNUITY                        ANNUITY         ANNUITY
                                                                       COMPANY                        COMPANY         COMPANY
SUBACCOUNT                                               INVESTMENTS   OF NEW YORK      TOTAL ASSETS  OF NEW YORK     OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                   $   1,705,015     $    255     $   1,705,270    $     --         $    46
ABVPSF Growth Class B                                       1,217,647           --         1,217,647       3,372              33
American Century VP Balanced Class I                       10,823,529          453        10,823,982          --             296
American Funds Global Growth Class 2                        3,807,568           --         3,807,568       2,735             104
American Funds Growth Class 2                              20,357,665           --        20,357,665         564             555
American Funds Growth-Income Class 2                        7,479,171        1,716         7,480,887          --             204
American Funds International Class 2                        7,182,706           --         7,182,706         206             196
BlackRock Global Allocation V.I. Class I                      734,032          528           734,560          --              20
Delaware VIP Diversified Income Standard Class              1,972,961          339         1,973,300          --              54
Delaware VIP High Yield Standard Class                      1,585,563           --         1,585,563      20,260              43
Delaware VIP REIT Service Class                             7,736,680       17,999         7,754,679          --             213
Delaware VIP Small Cap Value Service Class                  5,664,355        6,840         5,671,195          --             155
Delaware VIP Smid Cap Growth Service Class                  2,752,420           --         2,752,420       2,268              75
DWS Alternative Asset Allocation VIP Class A                   77,291           24            77,315          --               2
Fidelity VIP Asset Manager Initial Class                   22,839,755        1,144        22,840,899          --             625
Fidelity VIP Contrafund Service Class 2                    13,982,534        4,737        13,987,271          --             381
Fidelity VIP Growth Initial Class                          51,178,175           --        51,178,175      33,591           1,395
Fidelity VIP Money Market Initial Class                        28,955           --            28,955         484              --
Janus Aspen Global Research Institutional Class             8,359,645       24,181         8,383,826          --             228
LVIP Baron Growth Opportunities Service Class              17,845,336       19,411        17,864,747          --             487
LVIP BlackRock Inflation Protected Bond
   Standard Class                                             340,629           52           340,681          --               9
LVIP Clarion Global Real Estate Standard Class                148,746          311           149,057          --               4
LVIP Delaware Bond Standard Class                           2,858,771          255         2,859,026          --              78
LVIP Delaware Diversified Floating Rate
   Service Class                                               32,610           --            32,610          --               1
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                             101,691           11           101,702          --               3
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                             642,937           --           642,937          12              18
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                             132,580            9           132,589          --               4
LVIP Delaware Growth and Income Standard Class              3,558,816          108         3,558,924          --              97
LVIP Delaware Social Awareness Standard Class               5,395,676          671         5,396,347          --             147
LVIP Global Income Standard Class                             125,697           81           125,778          --               3
LVIP Managed Risk Profile 2010 Standard Class                 144,792           --           144,792          89               4
LVIP Managed Risk Profile 2020 Standard Class               1,302,342          712         1,303,054          --              36
LVIP Managed Risk Profile 2030 Standard Class                 744,363          438           744,801          --              20
LVIP Managed Risk Profile 2040 Standard Class                 871,729        1,132           872,861          --              24
LVIP Managed Risk Profile 2050 Standard Class                  79,167          109            79,276          --               2
LVIP Managed Risk Profile Conservative
   Standard Class                                             646,523          135           646,658          --              18
LVIP Managed Risk Profile Growth Standard Class             3,539,663          769         3,540,432          --              97
LVIP Managed Risk Profile Moderate Standard Class           2,176,922           --         2,176,922       2,642              60
LVIP Mondrian International Value Standard Class            3,094,319           --         3,094,319         620              85
LVIP SSgA Bond Index Standard Class                           302,008           --           302,008          --               8
LVIP SSgA Emerging Markets 100 Standard Class               1,003,074           --         1,003,074         892              27
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                           1,058,182            3         1,058,185          --              29
LVIP SSgA International Index Standard Class                  106,448           10           106,458          --               3
LVIP SSgA S&P 500 Index Standard Class                     75,054,946       12,553        75,067,499          --           2,048
LVIP SSgA Small-Cap Index Standard Class                   18,450,576        7,363        18,457,939          --             504










SUBACCOUNT                                                NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                   $   1,705,224
ABVPSF Growth Class B                                       1,214,242
American Century VP Balanced Class I                       10,823,686
American Funds Global Growth Class 2                        3,804,729
American Funds Growth Class 2                              20,356,546
American Funds Growth-Income Class 2                        7,480,683
American Funds International Class 2                        7,182,304
BlackRock Global Allocation V.I. Class I                      734,540
Delaware VIP Diversified Income Standard Class              1,973,246
Delaware VIP High Yield Standard Class                      1,565,260
Delaware VIP REIT Service Class                             7,754,466
Delaware VIP Small Cap Value Service Class                  5,671,040
Delaware VIP Smid Cap Growth Service Class                  2,750,077
DWS Alternative Asset Allocation VIP Class A                   77,313
Fidelity VIP Asset Manager Initial Class                   22,840,274
Fidelity VIP Contrafund Service Class 2                    13,986,890
Fidelity VIP Growth Initial Class                          51,143,189
Fidelity VIP Money Market Initial Class                        28,471
Janus Aspen Global Research Institutional Class             8,383,598
LVIP Baron Growth Opportunities Service Class              17,864,260
LVIP BlackRock Inflation Protected Bond
   Standard Class                                             340,672
LVIP Clarion Global Real Estate Standard Class                149,053
LVIP Delaware Bond Standard Class                           2,858,948
LVIP Delaware Diversified Floating Rate
   Service Class                                               32,609
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                             101,699
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                             642,907
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                             132,585
LVIP Delaware Growth and Income Standard Class              3,558,827
LVIP Delaware Social Awareness Standard Class               5,396,200
LVIP Global Income Standard Class                             125,775
LVIP Managed Risk Profile 2010 Standard Class                 144,699
LVIP Managed Risk Profile 2020 Standard Class               1,303,018
LVIP Managed Risk Profile 2030 Standard Class                 744,781
LVIP Managed Risk Profile 2040 Standard Class                 872,837
LVIP Managed Risk Profile 2050 Standard Class                  79,274
LVIP Managed Risk Profile Conservative
   Standard Class                                             646,640
LVIP Managed Risk Profile Growth Standard Class             3,540,335
LVIP Managed Risk Profile Moderate Standard Class           2,174,220
LVIP Mondrian International Value Standard Class            3,093,614
LVIP SSgA Bond Index Standard Class                           302,000
LVIP SSgA Emerging Markets 100 Standard Class               1,002,155
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                           1,058,156
LVIP SSgA International Index Standard Class                  106,455
LVIP SSgA S&P 500 Index Standard Class                     75,065,451
LVIP SSgA Small-Cap Index Standard Class                   18,457,435



See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                    CONTRACT                       CONTRACT        GUARANTEE
                                                                    PURCHASES                      REDEMPTIONS     CHARGES
                                                                    DUE FROM                       DUE TO          PAYABLE TO
                                                                    LINCOLN LIFE &                 LINCOLN LIFE &  LINCOLN LIFE &
                                                                    ANNUITY                        ANNUITY         ANNUITY
                                                                    COMPANY                        COMPANY         COMPANY
SUBACCOUNT                                            INVESTMENTS   OF NEW YORK      TOTAL ASSETS  OF NEW YORK     OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                    $  12,513,966     $    914     $  12,514,880    $     --         $   341
LVIP UBS Large Cap Growth RPM Standard Class             1,749,412          145         1,749,557          --              48
NB AMT Large Cap Value I Class                           5,215,090          969         5,216,059          --             142
T. Rowe Price International Stock                        7,571,850           --         7,571,850         768             207










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                    $  12,514,539
LVIP UBS Large Cap Growth RPM Standard Class             1,749,509
NB AMT Large Cap Value I Class                           5,215,917
T. Rowe Price International Stock                        7,570,875



See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                           DIVIDENDS
                                                                           FROM         MORTALITY AND        NET
                                                                           INVESTMENT   EXPENSE              INVESTMENT
SUBACCOUNT                                                                 INCOME       GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                     $        346      $   (15,455)      $   (15,109)
ABVPSF Growth Class B                                                              277          (10,159)           (9,882)
ABVPSF Growth and Income Class B                                                11,521           (3,497)            8,024
American Century VP Balanced Class I                                           164,550         (103,785)           60,765
American Century VP Inflation Protection Class I                                 3,347           (2,413)              934
American Funds Global Growth Class 2                                            43,384          (34,256)            9,128
American Funds Growth Class 2                                                  170,535         (181,472)          (10,937)
American Funds Growth-Income Class 2                                            90,246          (64,364)           25,882
American Funds International Class 2                                            89,858          (65,279)           24,579
BlackRock Global Allocation V.I. Class I                                         8,144           (6,344)            1,800
Delaware VIP Diversified Income Standard Class                                  51,710          (21,450)           30,260
Delaware VIP High Yield Standard Class                                         122,911          (16,463)          106,448
Delaware VIP REIT Service Class                                                117,642          (87,526)           30,116
Delaware VIP Small Cap Value Service Class                                      25,262          (50,035)          (24,773)
Delaware VIP Smid Cap Growth Service Class                                          --          (23,464)          (23,464)
Dreyfus Opportunistic Small Cap Initial Class                                       --          (50,628)          (50,628)
Dreyfus Stock Index Initial Class                                              136,905         (116,253)           20,652
DWS Alternative Asset Allocation VIP Class A                                     1,242             (767)              475
DWS Equity 500 Index VIP Class A                                                48,921           (9,832)           39,089
DWS Small Cap Index VIP Class A                                                 32,869           (6,870)           25,999
Fidelity VIP Asset Manager Initial Class                                       344,540         (218,581)          125,959
Fidelity VIP Contrafund Service Class 2                                        105,495         (124,153)          (18,658)
Fidelity VIP Equity-Income Initial Class                                            --          (97,973)          (97,973)
Fidelity VIP Growth Initial Class                                              131,265         (452,383)         (321,118)
Fidelity VIP Money Market Initial Class                                              7               --                 7
Janus Aspen Global Research Institutional Class                                 92,307          (76,308)           15,999
LVIP Baron Growth Opportunities Service Class                                   67,062         (156,929)          (89,867)
LVIP BlackRock Inflation Protected Bond Standard Class                           2,203           (2,502)             (299)
LVIP Clarion Global Real Estate Standard Class                                      --           (1,411)           (1,411)
LVIP Delaware Bond Standard Class                                               54,745          (32,854)           21,891
LVIP Delaware Diversified Floating Rate Service Class                              157             (204)              (47)
LVIP Delaware Foundation Aggressive Allocation Standard Class                    1,496             (941)              555
LVIP Delaware Foundation Conservative Allocation Standard Class                 13,567           (6,163)            7,404
LVIP Delaware Foundation Moderate Allocation Standard Class                      2,392           (1,002)            1,390
LVIP Delaware Growth and Income Standard Class                                  56,929          (31,477)           25,452
LVIP Delaware Social Awareness Standard Class                                   62,044          (50,401)           11,643
LVIP Global Income Standard Class                                                  314           (1,607)           (1,293)
LVIP Managed Risk Profile 2010 Standard Class                                    1,875             (794)            1,081
LVIP Managed Risk Profile 2020 Standard Class                                   17,305          (11,470)            5,835
LVIP Managed Risk Profile 2030 Standard Class                                    9,414           (7,063)            2,351
LVIP Managed Risk Profile 2040 Standard Class                                   10,481           (7,825)            2,656
LVIP Managed Risk Profile 2050 Standard Class                                      951             (590)              361
LVIP Managed Risk Profile Conservative Standard Class                           12,240           (8,123)            4,117
LVIP Managed Risk Profile Growth Standard Class                                 59,022          (33,837)           25,185
LVIP Managed Risk Profile Moderate Standard Class                               36,562          (20,706)           15,856
LVIP Mondrian International Value Standard Class                                71,785          (29,245)           42,540
LVIP SSgA Bond Index Standard Class                                              6,027           (2,802)            3,225
LVIP SSgA Emerging Markets 100 Standard Class                                   22,647           (7,603)           15,044
LVIP SSgA Global Tactical Allocation RPM Standard Class                         21,262          (10,130)           11,132
LVIP SSgA International Index Standard Class                                     1,620             (664)              956
LVIP SSgA S&P 500 Index Standard Class                                       1,060,099         (438,193)          621,906
LVIP SSgA Small-Cap Index Standard Class                                       129,721         (107,093)           22,628
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                         --         (113,648)         (113,648)
LVIP UBS Large Cap Growth RPM Standard Class                                        --          (15,562)          (15,562)
NB AMT Large Cap Value I Class                                                  55,038          (46,865)            8,173
NB AMT Mid Cap Growth I Class                                                       --          (19,505)          (19,505)
T. Rowe Price International Stock                                               62,167          (72,916)          (10,749)


                                                                                          DIVIDENDS
                                                                                          FROM           TOTAL
                                                                          NET REALIZED    NET REALIZED   NET REALIZED
                                                                          GAIN (LOSS)     GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                ON INVESTMENTS  INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                      $     23,001   $         --    $     23,001
ABVPSF Growth Class B                                                            31,419             --          31,419
ABVPSF Growth and Income Class B                                                276,375             --         276,375
American Century VP Balanced Class I                                            101,725        200,372         302,097
American Century VP Inflation Protection Class I                                (16,328)        21,473           5,145
American Funds Global Growth Class 2                                            111,851             --         111,851
American Funds Growth Class 2                                                   437,186             --         437,186
American Funds Growth-Income Class 2                                            142,746             --         142,746
American Funds International Class 2                                             22,636             --          22,636
BlackRock Global Allocation V.I. Class I                                          5,480         25,805          31,285
Delaware VIP Diversified Income Standard Class                                    4,265         30,032          34,297
Delaware VIP High Yield Standard Class                                           39,865             --          39,865
Delaware VIP REIT Service Class                                                  81,604             --          81,604
Delaware VIP Small Cap Value Service Class                                      148,376        226,707         375,083
Delaware VIP Smid Cap Growth Service Class                                      147,383        131,366         278,749
Dreyfus Opportunistic Small Cap Initial Class                                  (805,288)            --        (805,288)
Dreyfus Stock Index Initial Class                                             8,074,758        353,359       8,428,117
DWS Alternative Asset Allocation VIP Class A                                        808             --             808
DWS Equity 500 Index VIP Class A                                                678,222         58,112         736,334
DWS Small Cap Index VIP Class A                                                 306,535         79,014         385,549
Fidelity VIP Asset Manager Initial Class                                        117,500         53,447         170,947
Fidelity VIP Contrafund Service Class 2                                         212,152          3,694         215,846
Fidelity VIP Equity-Income Initial Class                                      2,197,443         70,560       2,268,003
Fidelity VIP Growth Initial Class                                               943,458         31,253         974,711
Fidelity VIP Money Market Initial Class                                              --             --              --
Janus Aspen Global Research Institutional Class                                  24,418             --          24,418
LVIP Baron Growth Opportunities Service Class                                   751,774      1,253,330       2,005,104
LVIP BlackRock Inflation Protected Bond Standard Class                           (9,690)        10,459             769
LVIP Clarion Global Real Estate Standard Class                                    7,369             --           7,369
LVIP Delaware Bond Standard Class                                                46,276         36,145          82,421
LVIP Delaware Diversified Floating Rate Service Class                               (33)            --             (33)
LVIP Delaware Foundation Aggressive Allocation Standard Class                     3,301             --           3,301
LVIP Delaware Foundation Conservative Allocation Standard Class                   1,459         10,541          12,000
LVIP Delaware Foundation Moderate Allocation Standard Class                       1,110          3,056           4,166
LVIP Delaware Growth and Income Standard Class                                   78,009         84,979         162,988
LVIP Delaware Social Awareness Standard Class                                   199,819         94,308         294,127
LVIP Global Income Standard Class                                                  (276)           216             (60)
LVIP Managed Risk Profile 2010 Standard Class                                       645             --             645
LVIP Managed Risk Profile 2020 Standard Class                                    19,083             --          19,083
LVIP Managed Risk Profile 2030 Standard Class                                    28,074             --          28,074
LVIP Managed Risk Profile 2040 Standard Class                                    16,616             --          16,616
LVIP Managed Risk Profile 2050 Standard Class                                     2,039             --           2,039
LVIP Managed Risk Profile Conservative Standard Class                            38,734         10,772          49,506
LVIP Managed Risk Profile Growth Standard Class                                  25,354             --          25,354
LVIP Managed Risk Profile Moderate Standard Class                                49,471             --          49,471
LVIP Mondrian International Value Standard Class                                (42,147)            --         (42,147)
LVIP SSgA Bond Index Standard Class                                              (2,619)           931          (1,688)
LVIP SSgA Emerging Markets 100 Standard Class                                   (43,056)            --         (43,056)
LVIP SSgA Global Tactical Allocation RPM Standard Class                           5,169             --           5,169
LVIP SSgA International Index Standard Class                                        857             --             857
LVIP SSgA S&P 500 Index Standard Class                                           90,363             --          90,363
LVIP SSgA Small-Cap Index Standard Class                                         62,360         75,297         137,657
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     376,458        117,736         494,194
LVIP UBS Large Cap Growth RPM Standard Class                                     34,547             --          34,547
NB AMT Large Cap Value I Class                                                   13,539             --          13,539
NB AMT Mid Cap Growth I Class                                                 1,729,001             --       1,729,001
T. Rowe Price International Stock                                               146,718             --         146,718


                                                                          NET CHANGE       NET INCREASE
                                                                          IN UNREALIZED    (DECREASE)
                                                                          APPRECIATION OR  IN NET ASSETS
                                                                          DEPRECIATION     RESULTING
SUBACCOUNT                                                                ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                      $     300,107    $     307,999
ABVPSF Growth Class B                                                            268,524          290,061
ABVPSF Growth and Income Class B                                                (137,186)         147,213
American Century VP Balanced Class I                                           1,196,474        1,559,336
American Century VP Inflation Protection Class I                                 (17,333)         (11,254)
American Funds Global Growth Class 2                                             729,880          850,859
American Funds Growth Class 2                                                  4,180,381        4,606,630
American Funds Growth-Income Class 2                                           1,629,382        1,798,010
American Funds International Class 2                                           1,180,211        1,227,426
BlackRock Global Allocation V.I. Class I                                          48,398           81,483
Delaware VIP Diversified Income Standard Class                                  (115,388)         (50,831)
Delaware VIP High Yield Standard Class                                           (17,727)         128,586
Delaware VIP REIT Service Class                                                    2,685          114,405
Delaware VIP Small Cap Value Service Class                                     1,020,822        1,371,132
Delaware VIP Smid Cap Growth Service Class                                       538,264          793,549
Dreyfus Opportunistic Small Cap Initial Class                                  3,161,231        2,305,315
Dreyfus Stock Index Initial Class                                             (3,497,563)       4,951,206
DWS Alternative Asset Allocation VIP Class A                                        (924)             359
DWS Equity 500 Index VIP Class A                                                (355,207)         420,216
DWS Small Cap Index VIP Class A                                                 (119,480)         292,068
Fidelity VIP Asset Manager Initial Class                                       2,684,642        2,981,548
Fidelity VIP Contrafund Service Class 2                                        3,026,435        3,223,623
Fidelity VIP Equity-Income Initial Class                                       1,986,601        4,156,631
Fidelity VIP Growth Initial Class                                             12,991,015       13,644,608
Fidelity VIP Money Market Initial Class                                               --                7
Janus Aspen Global Research Institutional Class                                1,797,050        1,837,467
LVIP Baron Growth Opportunities Service Class                                  3,173,246        5,088,483
LVIP BlackRock Inflation Protected Bond Standard Class                           (32,901)         (32,431)
LVIP Clarion Global Real Estate Standard Class                                    (2,577)           3,381
LVIP Delaware Bond Standard Class                                               (215,323)        (111,011)
LVIP Delaware Diversified Floating Rate Service Class                                 42              (38)
LVIP Delaware Foundation Aggressive Allocation Standard Class                     12,405           16,261
LVIP Delaware Foundation Conservative Allocation Standard Class                   29,037           48,441
LVIP Delaware Foundation Moderate Allocation Standard Class                        6,553           12,109
LVIP Delaware Growth and Income Standard Class                                   674,053          862,493
LVIP Delaware Social Awareness Standard Class                                  1,173,255        1,479,025
LVIP Global Income Standard Class                                                 (5,543)          (6,896)
LVIP Managed Risk Profile 2010 Standard Class                                      3,749            5,475
LVIP Managed Risk Profile 2020 Standard Class                                     83,336          108,254
LVIP Managed Risk Profile 2030 Standard Class                                     52,678           83,103
LVIP Managed Risk Profile 2040 Standard Class                                     93,172          112,444
LVIP Managed Risk Profile 2050 Standard Class                                      7,121            9,521
LVIP Managed Risk Profile Conservative Standard Class                             10,746           64,369
LVIP Managed Risk Profile Growth Standard Class                                  345,698          396,237
LVIP Managed Risk Profile Moderate Standard Class                                148,026          213,353
LVIP Mondrian International Value Standard Class                                 553,020          553,413
LVIP SSgA Bond Index Standard Class                                              (12,438)         (10,901)
LVIP SSgA Emerging Markets 100 Standard Class                                     34,002            5,990
LVIP SSgA Global Tactical Allocation RPM Standard Class                           69,274           85,575
LVIP SSgA International Index Standard Class                                      10,247           12,060
LVIP SSgA S&P 500 Index Standard Class                                         7,044,786        7,757,055
LVIP SSgA Small-Cap Index Standard Class                                       2,500,858        2,661,143
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    2,870,739        3,251,285
LVIP UBS Large Cap Growth RPM Standard Class                                     323,564          342,549
NB AMT Large Cap Value I Class                                                 1,192,928        1,214,640
NB AMT Mid Cap Growth I Class                                                 (1,007,528)         701,968
T. Rowe Price International Stock                                                755,408          891,377



See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                        ABVPSF
                                                                        GLOBAL                       ABVPSF          AMERICAN
                                                                        THEMATIC      ABVPSF         GROWTH AND      CENTURY VP
                                                                        GROWTH        GROWTH         INCOME          BALANCED
                                                                        CLASS B       CLASS B        CLASS B         CLASS I
                                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $ 1,790,399   $   738,079   $     659,577   $   9,343,089
Changes From Operations:
   - Net investment income (loss)                                           (16,555)       (8,456)          2,807         104,205
   - Net realized gain (loss) on investments                                 30,021         4,712           9,952          35,207
   - Net change in unrealized appreciation or depreciation on investments   227,173        97,065          96,934         849,265
                                                                        ------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          240,639        93,321         109,693         988,677
Changes From Unit Transactions:
   - Contract purchases                                                     164,916        75,436         140,586         362,167
   - Contract withdrawals                                                   (47,697)      (17,933)        (32,211)       (595,547)
   - Contract transfers                                                    (699,351)        1,164         (36,917)       (314,953)
                                                                        ------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (582,132)       58,667          71,458        (548,333)
                                                                        ------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (341,493)      151,988         181,151         440,344
                                                                        ------------  ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                           1,448,906       890,067         840,728       9,783,433
Changes From Operations:
   - Net investment income (loss)                                           (15,109)       (9,882)          8,024          60,765
   - Net realized gain (loss) on investments                                 23,001        31,419         276,375         302,097
   - Net change in unrealized appreciation or depreciation on investments   300,107       268,524        (137,186)      1,196,474
                                                                        ------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          307,999       290,061         147,213       1,559,336
Changes From Unit Transactions:
   - Contract purchases                                                     105,131        78,663          96,515         324,421
   - Contract withdrawals                                                  (127,956)      (87,569)        (74,106)       (745,664)
   - Contract transfers                                                     (28,856)       43,020      (1,010,350)        (97,840)
                                                                        ------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (51,681)       34,114        (987,941)       (519,083)
                                                                        ------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     256,318       324,175        (840,728)      1,040,253
                                                                        ------------  ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 1,705,224   $ 1,214,242   $          --   $  10,823,686
                                                                        ============  ============  ==============  ==============



                                                                        AMERICAN
                                                                        CENTURY VP   AMERICAN        AMERICAN       AMERICAN
                                                                        INFLATION    FUNDS GLOBAL    FUNDS          FUNDS
                                                                        PROTECTION   GROWTH          GROWTH         GROWTH-INCOME
                                                                        CLASS I      CLASS 2         CLASS 2        CLASS 2
                                                                        SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  504,290    $ 2,786,467   $  14,411,418    $ 4,649,979
Changes From Operations:
   - Net investment income (loss)                                           11,522         (2,827)        (31,495)        35,230
   - Net realized gain (loss) on investments                                20,371         27,369         145,265         19,067
   - Net change in unrealized appreciation or depreciation on investments    5,803        535,267       2,300,918        722,759
                                                                        -----------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          37,696        559,809       2,414,688        777,056
Changes From Unit Transactions:
   - Contract purchases                                                     74,084        216,312       1,455,264        525,781
   - Contract withdrawals                                                  (14,114)      (218,524)       (939,589)      (247,989)
   - Contract transfers                                                    209,812       (377,336)       (740,544)       (69,904)
                                                                        -----------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       269,782       (379,548)       (224,869)       207,888
                                                                        -----------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    307,478        180,261       2,189,819        984,944
                                                                        -----------  -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                            811,768      2,966,728      16,601,237      5,634,923
Changes From Operations:
   - Net investment income (loss)                                              934          9,128         (10,937)        25,882
   - Net realized gain (loss) on investments                                 5,145        111,851         437,186        142,746
   - Net change in unrealized appreciation or depreciation on investments  (17,333)       729,880       4,180,381      1,629,382
                                                                        -----------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         (11,254)       850,859       4,606,630      1,798,010
Changes From Unit Transactions:
   - Contract purchases                                                     22,079        252,024       1,128,594        496,661
   - Contract withdrawals                                                 (101,933)      (318,348)     (1,593,967)      (751,704)
   - Contract transfers                                                   (720,660)        53,466        (385,948)       302,793
                                                                        -----------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (800,514)       (12,858)       (851,321)        47,750
                                                                        -----------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (811,768)       838,001       3,755,309      1,845,760
                                                                        -----------  -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $       --    $ 3,804,729   $  20,356,546    $ 7,480,683
                                                                        ===========  =============  ==============  ==============



                                                                                                        DELAWARE VIP
                                                                        AMERICAN       BLACKROCK        DIVERSIFIED
                                                                        FUNDS          GLOBAL           INCOME
                                                                        INTERNATIONAL  ALLOCATION V.I.  STANDARD
                                                                        CLASS 2        CLASS I          CLASS
                                                                        SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $ 5,542,472     $  311,921     $  2,238,927
Changes From Operations:
   - Net investment income (loss)                                             28,022          3,896           48,678
   - Net realized gain (loss) on investments                                 (97,081)         2,277          101,611
   - Net change in unrealized appreciation or depreciation on investments    971,598         31,809          (12,417)
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           902,539         37,982          137,872
Changes From Unit Transactions:
   - Contract purchases                                                      528,574        100,209          285,181
   - Contract withdrawals                                                   (443,845)        (7,724)        (437,076)
   - Contract transfers                                                     (455,490)       138,575          151,269
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (370,761)       231,060             (626)
                                                                        -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      531,778        269,042          137,246
                                                                        -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            6,074,250        580,963        2,376,173
Changes From Operations:
   - Net investment income (loss)                                             24,579          1,800           30,260
   - Net realized gain (loss) on investments                                  22,636         31,285           34,297
   - Net change in unrealized appreciation or depreciation on investments  1,180,211         48,398         (115,388)
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         1,227,426         81,483          (50,831)
Changes From Unit Transactions:
   - Contract purchases                                                      431,511         93,833          214,918
   - Contract withdrawals                                                   (504,281)       (77,640)        (231,965)
   - Contract transfers                                                      (46,602)        55,901         (335,049)
                                                                        -------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (119,372)        72,094         (352,096)
                                                                        -------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,108,054        153,577         (402,927)
                                                                        -------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $ 7,182,304     $  734,540     $  1,973,246
                                                                        =============  ===============  =============




                                                                        DELAWARE VIP
                                                                        HIGH YIELD      DELAWARE VIP
                                                                        STANDARD        REIT SERVICE
                                                                        CLASS           CLASS
                                                                        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $ 1,275,364    $  8,036,267
Changes From Operations:
   - Net investment income (loss)                                            114,408          24,616
   - Net realized gain (loss) on investments                                  18,769         (49,050)
   - Net change in unrealized appreciation or depreciation on investments     95,807       1,240,349
                                                                        --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           228,984       1,215,915
Changes From Unit Transactions:
   - Contract purchases                                                      170,487         488,264
   - Contract withdrawals                                                    (78,391)       (507,694)
   - Contract transfers                                                       63,987        (376,286)
                                                                        --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         156,083        (395,716)
                                                                        --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      385,067         820,199
                                                                        --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            1,660,431       8,856,466
Changes From Operations:
   - Net investment income (loss)                                            106,448          30,116
   - Net realized gain (loss) on investments                                  39,865          81,604
   - Net change in unrealized appreciation or depreciation on investments    (17,727)          2,685
                                                                        --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           128,586         114,405
Changes From Unit Transactions:
   - Contract purchases                                                      167,213         468,701
   - Contract withdrawals                                                   (240,398)       (871,703)
   - Contract transfers                                                     (150,572)       (813,403)
                                                                        --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (223,757)     (1,216,405)
                                                                        --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (95,171)     (1,102,000)
                                                                        --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $ 1,565,260    $  7,754,466
                                                                        ==============  =============




See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                   DELAWARE VIP   DREYFUS
                                                                                DELAWARE VIP       SMID CAP       OPPORTUNISTIC
                                                                                SMALL CAP VALUE    GROWTH         SMALL CAP
                                                                                SERVICE CLASS      SERVICE CLASS  INITIAL CLASS
                                                                                SUBACCOUNT         SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $  4,161,105     $  1,905,366   $   10,946,360
Changes From Operations:
   - Net investment income (loss)                                                      (27,855)         (21,939)        (119,421)
   - Net realized gain (loss) on investments                                           381,937          170,428         (316,832)
   - Net change in unrealized appreciation or depreciation on investments              151,334           35,836        2,513,815
                                                                                -----------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     505,416          184,325        2,077,562
Changes From Unit Transactions:
   - Contract purchases                                                                324,090          166,970          442,692
   - Contract withdrawals                                                             (294,664)        (143,313)        (657,489)
   - Contract transfers                                                               (353,795)          48,483         (287,261)
                                                                                -----------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (324,369)          72,140         (502,058)
                                                                                -----------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                181,047          256,465        1,575,504
                                                                                -----------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                      4,342,152        2,161,831       12,521,864
Changes From Operations:
   - Net investment income (loss)                                                      (24,773)         (23,464)         (50,628)
   - Net realized gain (loss) on investments                                           375,083          278,749         (805,288)
   - Net change in unrealized appreciation or depreciation on investments            1,020,822          538,264        3,161,231
                                                                                -----------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   1,371,132          793,549        2,305,315
Changes From Unit Transactions:
   - Contract purchases                                                                268,501          164,864          187,362
   - Contract withdrawals                                                             (542,233)        (255,238)        (339,055)
   - Contract transfers                                                                231,488         (114,929)     (14,675,486)
                                                                                -----------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   (42,244)        (205,303)     (14,827,179)
                                                                                -----------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              1,328,888          588,246      (12,521,864)
                                                                                -----------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                   $  5,671,040     $  2,750,077   $           --
                                                                                =================  =============  ===============



                                                                                                  DWS
                                                                                                  ALTERNATIVE       DWS
                                                                                 DREYFUS STOCK    ASSET             EQUITY 500
                                                                                 INDEX            ALLOCATION VIP    INDEX VIP
                                                                                 INITIAL CLASS    CLASS A           CLASS A
                                                                                 SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $    26,969,401     $   93,596     $  2,120,734
Changes From Operations:
   - Net investment income (loss)                                                       300,215          2,063           16,740
   - Net realized gain (loss) on investments                                          1,720,986          3,821           36,585
   - Net change in unrealized appreciation or depreciation on investments             1,859,384          1,542          253,248
                                                                                ----------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    3,880,585          7,426          306,573
Changes From Unit Transactions:
   - Contract purchases                                                                 896,252         16,407          234,375
   - Contract withdrawals                                                            (1,590,423)          (106)        (100,540)
   - Contract transfers                                                              (1,087,716)       (62,459)         (73,497)
                                                                                ----------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (1,781,887)       (46,158)          60,338
                                                                                ----------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               2,098,698        (38,732)         366,911
                                                                                ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                      29,068,099         54,864        2,487,645
Changes From Operations:
   - Net investment income (loss)                                                        20,652            475           39,089
   - Net realized gain (loss) on investments                                          8,428,117            808          736,334
   - Net change in unrealized appreciation or depreciation on investments            (3,497,563)          (924)        (355,207)
                                                                                ----------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    4,951,206            359          420,216
Changes From Unit Transactions:
   - Contract purchases                                                                 333,049         23,153           82,051
   - Contract withdrawals                                                            (1,219,985)        (1,467)         (86,029)
   - Contract transfers                                                             (33,132,369)           404       (2,903,883)
                                                                                ----------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (34,019,305)        22,090       (2,907,861)
                                                                                ----------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (29,068,099)        22,449       (2,487,645)
                                                                                ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                 $            --     $   77,313     $         --
                                                                                ================  ===============  =============




                                                                                 DWS             FIDELITY VIP
                                                                                 SMALL CAP       ASSET          FIDELITY VIP
                                                                                 INDEX VIP       MANAGER        CONTRAFUND
                                                                                 CLASS A         INITIAL CLASS  SERVICE CLASS 2
                                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   1,432,174   $  20,989,347   $   9,632,972
Changes From Operations:
   - Net investment income (loss)                                                      (1,848)        111,145          16,060
   - Net realized gain (loss) on investments                                            6,446          93,835          19,814
   - Net change in unrealized appreciation or depreciation on investments             215,538       2,100,614       1,407,913
                                                                                --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    220,136       2,305,594       1,443,787
Changes From Unit Transactions:
   - Contract purchases                                                               176,013         587,316       1,022,194
   - Contract withdrawals                                                            (129,324)     (1,656,321)       (825,603)
   - Contract transfers                                                               (20,365)       (778,838)       (198,232)
                                                                                --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   26,324      (1,847,843)         (1,641)
                                                                                --------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               246,460         457,751       1,442,146
                                                                                --------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                     1,678,634      21,447,098      11,075,118
Changes From Operations:
   - Net investment income (loss)                                                      25,999         125,959         (18,658)
   - Net realized gain (loss) on investments                                          385,549         170,947         215,846
   - Net change in unrealized appreciation or depreciation on investments            (119,480)      2,684,642       3,026,435
                                                                                --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    292,068       2,981,548       3,223,623
Changes From Unit Transactions:
   - Contract purchases                                                                63,524         551,143         996,309
   - Contract withdrawals                                                             (50,072)     (1,754,002)     (1,209,455)
   - Contract transfers                                                            (1,984,154)       (385,513)        (98,705)
                                                                                --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (1,970,702)     (1,588,372)       (311,851)
                                                                                --------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (1,678,634)      1,393,176       2,911,772
                                                                                --------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                 $          --   $  22,840,274   $  13,986,890
                                                                                ==============  ==============  ===============





                                                                                FIDELITY VIP      FIDELITY VIP   FIDELITY VIP
                                                                                EQUITY-INCOME     GROWTH         MONEY MARKET
                                                                                INITIAL CLASS     INITIAL CLASS  INITIAL CLASS
                                                                                SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   22,542,125   $  39,138,680     $  48,704
Changes From Operations:
   - Net investment income (loss)                                                      504,651        (171,667)           41
   - Net realized gain (loss) on investments                                         1,289,467         406,255            --
   - Net change in unrealized appreciation or depreciation on investments            1,747,519       4,996,582            --
                                                                                ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   3,541,637       5,231,170            41
Changes From Unit Transactions:
   - Contract purchases                                                              1,501,405       1,217,588        89,059
   - Contract withdrawals                                                           (2,255,784)     (3,202,511)      (18,162)
   - Contract transfers                                                               (881,349)     (1,417,151)      (95,881)
                                                                                ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (1,635,728)     (3,402,074)      (24,984)
                                                                                ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              1,905,909       1,829,096       (24,943)
                                                                                ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     24,448,034      40,967,776        23,761
Changes From Operations:
   - Net investment income (loss)                                                      (97,973)       (321,118)            7
   - Net realized gain (loss) on investments                                         2,268,003         974,711            --
   - Net change in unrealized appreciation or depreciation on investments            1,986,601      12,991,015            --
                                                                                ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   4,156,631      13,644,608             7
Changes From Unit Transactions:
   - Contract purchases                                                                383,215       1,073,064        43,323
   - Contract withdrawals                                                           (1,060,405)     (3,397,161)       (6,098)
   - Contract transfers                                                            (27,927,475)     (1,145,098)      (32,522)
                                                                                ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (28,604,665)     (3,469,195)        4,703
                                                                                ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (24,448,034)     10,175,413         4,710
                                                                                ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $           --   $  51,143,189     $  28,471
                                                                                ===============  ==============  ==============



                                                                                JANUS
                                                                                ASPEN GLOBAL
                                                                                RESEARCH
                                                                                INSTITUTIONAL
                                                                                CLASS
                                                                                SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  5,854,086
Changes From Operations:
   - Net investment income (loss)                                                     (7,276)
   - Net realized gain (loss) on investments                                         (50,413)
   - Net change in unrealized appreciation or depreciation on investments          1,164,372
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,106,683
Changes From Unit Transactions:
   - Contract purchases                                                              353,313
   - Contract withdrawals                                                           (253,916)
   - Contract transfers                                                              (52,112)
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  47,285
                                                                                -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            1,153,968
                                                                                -------------
NET ASSETS AT DECEMBER 31, 2012                                                    7,008,054
Changes From Operations:
   - Net investment income (loss)                                                     15,999
   - Net realized gain (loss) on investments                                          24,418
   - Net change in unrealized appreciation or depreciation on investments          1,797,050
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,837,467
Changes From Unit Transactions:
   - Contract purchases                                                              320,509
   - Contract withdrawals                                                           (488,590)
   - Contract transfers                                                             (293,842)
                                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (461,923)
                                                                                -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            1,375,544
                                                                                -------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  8,383,598
                                                                                =============




See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                LVIP
                                                                               LVIP             BLACKROCK       LVIP
                                                                               BARON GROWTH     INFLATION       CLARION GLOBAL
                                                                               OPPORTUNITIES    PROTECTED BOND  REAL ESTATE
                                                                               SERVICE CLASS    STANDARD CLASS  STANDARD CLASS
                                                                               SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  11,983,185     $       --      $  106,492
Changes From Operations:
   - Net investment income (loss)                                                      23,456            (37)         (1,286)
   - Net realized gain (loss) on investments                                          930,590             20          12,686
   - Net change in unrealized appreciation or depreciation on investments           1,074,977             39          17,456
                                                                               ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  2,029,023             22          28,856
Changes From Unit Transactions:
   - Contract purchases                                                               850,417          3,625          29,687
   - Contract withdrawals                                                            (879,140)            --          (4,072)
   - Contract transfers                                                              (220,596)        16,350         (35,894)
                                                                               ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (249,319)        19,975         (10,279)
                                                                               ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             1,779,704         19,997          18,577
                                                                               ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                    13,762,889         19,997         125,069
Changes From Operations:
   - Net investment income (loss)                                                     (89,867)          (299)         (1,411)
   - Net realized gain (loss) on investments                                        2,005,104            769           7,369
   - Net change in unrealized appreciation or depreciation on investments           3,173,246        (32,901)         (2,577)
                                                                               ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  5,088,483        (32,431)          3,381
Changes From Unit Transactions:
   - Contract purchases                                                               698,193         36,177          32,905
   - Contract withdrawals                                                          (1,425,657)        (4,721)         (7,476)
   - Contract transfers                                                              (259,648)       321,650          (4,826)
                                                                               ---------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (987,112)       353,106          20,603
                                                                               ---------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             4,101,371        320,675          23,984
                                                                               ---------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  17,864,260     $  340,672      $  149,053
                                                                               ===============  ==============  ===============



                                                                                                               LVIP
                                                                                                LVIP           DELAWARE
                                                                                                DELAWARE       FOUNDATION
                                                                               LVIP             DIVERSIFIED    AGGRESSIVE
                                                                               DELAWARE BOND    FLOATING RATE  ALLOCATION
                                                                               STANDARD CLASS   SERVICE CLASS  STANDARD CLASS
                                                                               SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $ 3,471,924      $    139       $   36,064
Changes From Operations:
   - Net investment income (loss)                                                     40,806           111              561
   - Net realized gain (loss) on investments                                         125,392            --               66
   - Net change in unrealized appreciation or depreciation on investments             27,879           (51)           4,899
                                                                               ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   194,077            60            5,526
Changes From Unit Transactions:
   - Contract purchases                                                              317,046           395           21,028
   - Contract withdrawals                                                           (210,897)          (85)            (119)
   - Contract transfers                                                               23,556        12,171              647
                                                                               ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 129,705        12,481           21,556
                                                                               ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              323,782        12,541           27,082
                                                                               ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    3,795,706        12,680           63,146
Changes From Operations:
   - Net investment income (loss)                                                     21,891           (47)             555
   - Net realized gain (loss) on investments                                          82,421           (33)           3,301
   - Net change in unrealized appreciation or depreciation on investments           (215,323)           42           12,405
                                                                               ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  (111,011)          (38)          16,261
Changes From Unit Transactions:
   - Contract purchases                                                              222,178        11,695           29,877
   - Contract withdrawals                                                           (517,012)           (4)          (4,015)
   - Contract transfers                                                             (530,913)        8,276           (3,570)
                                                                               ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (825,747)       19,967           22,292
                                                                               ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (936,758)       19,929           38,553
                                                                               ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $ 2,858,948      $ 32,609       $  101,699
                                                                               ===============  =============  ==============



                                                                               LVIP            LVIP
                                                                               DELAWARE        DELAWARE        LVIP
                                                                               FOUNDATION      FOUNDATION      DELAWARE
                                                                               CONSERVATIVE    MODERATE        GROWTH AND
                                                                               ALLOCATION      ALLOCATION      INCOME
                                                                               STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  431,312      $  28,788      $  2,475,046
Changes From Operations:
   - Net investment income (loss)                                                     8,484            590             2,598
   - Net realized gain (loss) on investments                                           (703)           121            24,773
   - Net change in unrealized appreciation or depreciation on investments            38,027          2,728           325,180
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   45,808          3,439           352,551
Changes From Unit Transactions:
   - Contract purchases                                                              96,963         12,866           163,093
   - Contract withdrawals                                                           (20,968)        (1,910)         (148,126)
   - Contract transfers                                                               9,296           (567)          (77,876)
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 85,291         10,389           (62,909)
                                                                               --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             131,099         13,828           289,642
                                                                               --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     562,411         42,616         2,764,688
Changes From Operations:
   - Net investment income (loss)                                                     7,404          1,390            25,452
   - Net realized gain (loss) on investments                                         12,000          4,166           162,988
   - Net change in unrealized appreciation or depreciation on investments            29,037          6,553           674,053
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   48,441         12,109           862,493
Changes From Unit Transactions:
   - Contract purchases                                                              39,402         13,661           225,877
   - Contract withdrawals                                                           (12,306)        (1,457)         (311,536)
   - Contract transfers                                                               4,959         65,656            17,305
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 32,055         77,860           (68,354)
                                                                               --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              80,496         89,969           794,139
                                                                               --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  642,907      $ 132,585      $  3,558,827
                                                                               ==============  ==============  ==============




                                                                               LVIP
                                                                               DELAWARE                        LVIP
                                                                               SOCIAL          LVIP            MANAGED RISK
                                                                               AWARENESS       GLOBAL INCOME   PROFILE 2010
                                                                               STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  4,061,668     $  147,180     $   140,908
Changes From Operations:
   - Net investment income (loss)                                                     (9,990)         2,654             865
   - Net realized gain (loss) on investments                                         325,028            361          13,593
   - Net change in unrealized appreciation or depreciation on investments            252,384         10,274          (4,106)
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   567,422         13,289          10,352
Changes From Unit Transactions:
   - Contract purchases                                                              165,732         44,118          17,042
   - Contract withdrawals                                                           (157,740)        (4,763)         (3,786)
   - Contract transfers                                                             (177,968)        60,404        (101,367)
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (169,976)        99,759         (88,111)
                                                                               --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              397,446        113,048         (77,759)
                                                                               --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    4,459,114        260,228          63,149
Changes From Operations:
   - Net investment income (loss)                                                     11,643         (1,293)          1,081
   - Net realized gain (loss) on investments                                         294,127            (60)            645
   - Net change in unrealized appreciation or depreciation on investments          1,173,255         (5,543)          3,749
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,479,025         (6,896)          5,475
Changes From Unit Transactions:
   - Contract purchases                                                              148,898         22,150           5,023
   - Contract withdrawals                                                           (782,310)       (89,577)         (4,303)
   - Contract transfers                                                               91,473        (60,130)         75,355
                                                                               --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (541,939)      (127,557)         76,075
                                                                               --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              937,086       (134,453)         81,550
                                                                               --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  5,396,200     $  125,775     $   144,699
                                                                               ==============  ==============  ==============





                                                                               LVIP
                                                                               MANAGED RISK
                                                                               PROFILE 2020
                                                                               STANDARD CLASS
                                                                               SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $   719,943
Changes From Operations:
   - Net investment income (loss)                                                     9,871
   - Net realized gain (loss) on investments                                          5,286
   - Net change in unrealized appreciation or depreciation on investments            42,102
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   57,259
Changes From Unit Transactions:
   - Contract purchases                                                             168,423
   - Contract withdrawals                                                           (28,525)
   - Contract transfers                                                              18,512
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                158,410
                                                                               --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             215,669
                                                                               --------------
NET ASSETS AT DECEMBER 31, 2012                                                     935,612
Changes From Operations:
   - Net investment income (loss)                                                     5,835
   - Net realized gain (loss) on investments                                         19,083
   - Net change in unrealized appreciation or depreciation on investments            83,336
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  108,254
Changes From Unit Transactions:
   - Contract purchases                                                             156,355
   - Contract withdrawals                                                           (24,647)
   - Contract transfers                                                             127,444
                                                                               --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                259,152
                                                                               --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             367,406
                                                                               --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $ 1,303,018
                                                                               ==============




See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP            LVIP            LVIP
                                                                              MANAGED RISK    MANAGED RISK    MANAGED RISK
                                                                              PROFILE 2030    PROFILE 2040    PROFILE 2050
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  434,223      $  480,883      $  13,544
Changes From Operations:
   - Net investment income (loss)                                                    4,999           5,057            194
   - Net realized gain (loss) on investments                                         2,837           3,253            412
   - Net change in unrealized appreciation or depreciation on investments           25,623          25,239            612
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  33,459          33,549          1,218
Changes From Unit Transactions:
   - Contract purchases                                                            149,029         231,600         28,323
   - Contract withdrawals                                                          (17,569)        (56,974)           (86)
   - Contract transfers                                                             20,833          14,691        (11,629)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               152,293         189,317         16,608
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            185,752         222,866         17,826
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    619,975         703,749         31,370
Changes From Operations:
   - Net investment income (loss)                                                    2,351           2,656            361
   - Net realized gain (loss) on investments                                        28,074          16,616          2,039
   - Net change in unrealized appreciation or depreciation on investments           52,678          93,172          7,121
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  83,103         112,444          9,521
Changes From Unit Transactions:
   - Contract purchases                                                            192,865         183,990         45,194
   - Contract withdrawals                                                          (99,552)        (85,225)       (22,093)
   - Contract transfers                                                            (51,610)        (42,121)        15,282
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                41,703          56,644         38,383
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            124,806         169,088         47,904
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $  744,781      $  872,837      $  79,274
                                                                              ==============  ==============  ==============


                                                                              LVIP                            LVIP
                                                                              MANAGED RISK    LVIP            MANAGED RISK
                                                                              PROFILE         MANAGED RISK    PROFILE
                                                                              CONSERVATIVE    PROFILE GROWTH  MODERATE
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   689,285     $ 3,037,078     $  1,878,666
Changes From Operations:
   - Net investment income (loss)                                                   22,678          49,050           49,466
   - Net realized gain (loss) on investments                                        14,400           7,702           12,781
   - Net change in unrealized appreciation or depreciation on investments           24,553         183,701          105,797
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  61,631         240,453          168,044
Changes From Unit Transactions:
   - Contract purchases                                                             91,658         280,349          256,722
   - Contract withdrawals                                                          (73,860)       (174,092)         (46,452)
   - Contract transfers                                                             80,172        (210,515)         (78,716)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                97,970        (104,258)         131,554
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            159,601         136,195          299,598
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                    848,886       3,173,273        2,178,264
Changes From Operations:
   - Net investment income (loss)                                                    4,117          25,185           15,856
   - Net realized gain (loss) on investments                                        49,506          25,354           49,471
   - Net change in unrealized appreciation or depreciation on investments           10,746         345,698          148,026
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  64,369         396,237          213,353
Changes From Unit Transactions:
   - Contract purchases                                                             87,132         254,931          233,867
   - Contract withdrawals                                                         (270,606)       (183,812)        (242,352)
   - Contract transfers                                                            (83,141)       (100,294)        (208,912)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (266,615)        (29,175)        (217,397)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (202,246)        367,062           (4,044)
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $   646,640     $ 3,540,335     $  2,174,220
                                                                              ==============  ==============  ==============


                                                                              LVIP                            LVIP
                                                                              MONDRIAN        LVIP            SSGA
                                                                              INTERNATIONAL   SSGA            EMERGING
                                                                              VALUE           BOND INDEX      MARKETS 100
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  2,861,721     $  119,129      $   563,479
Changes From Operations:
   - Net investment income (loss)                                                    51,736          3,625           10,091
   - Net realized gain (loss) on investments                                       (104,447)         3,272           10,098
   - Net change in unrealized appreciation or depreciation on investments           284,302         (3,492)          49,919
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  231,591          3,405           70,108
Changes From Unit Transactions:
   - Contract purchases                                                             205,670         35,795           78,608
   - Contract withdrawals                                                          (169,823)        (3,412)         (67,694)
   - Contract transfers                                                            (282,753)        61,653           10,390
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (246,906)        94,036           21,304
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (15,315)        97,441           91,412
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   2,846,406        216,570          654,891
Changes From Operations:
   - Net investment income (loss)                                                    42,540          3,225           15,044
   - Net realized gain (loss) on investments                                        (42,147)        (1,688)         (43,056)
   - Net change in unrealized appreciation or depreciation on investments           553,020        (12,438)          34,002
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  553,413        (10,901)           5,990
Changes From Unit Transactions:
   - Contract purchases                                                             179,869         47,294           80,559
   - Contract withdrawals                                                          (306,170)       (11,699)         (46,872)
   - Contract transfers                                                            (179,904)        60,736          307,587
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (306,205)        96,331          341,274
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             247,208         85,430          347,264
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  3,093,614     $  302,000      $ 1,002,155
                                                                              ==============  ==============  ==============


                                                                              LVIP             LVIP            LVIP
                                                                              SSGA             SSGA            SSGA
                                                                              GLOBAL TACTICAL  INTERNATIONAL   S&P 500
                                                                              ALLOCATION RPM   INDEX           INDEX
                                                                              STANDARD CLASS   STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $    915,869      $  26,247     $          --
Changes From Operations:
   - Net investment income (loss)                                                    24,727            296               226
   - Net realized gain (loss) on investments                                         (2,112)        (1,174)               --
   - Net change in unrealized appreciation or depreciation on investments            70,207          5,433              (275)
                                                                              ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   92,822          4,555               (49)
Changes From Unit Transactions:
   - Contract purchases                                                             120,540          5,598             1,738
   - Contract withdrawals                                                           (59,814)          (113)               --
   - Contract transfers                                                             (57,022)        (1,815)           33,826
                                                                              ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  3,704          3,670            35,564
                                                                              ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              96,526          8,225            35,515
                                                                              ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   1,012,395         34,472            35,515
Changes From Operations:
   - Net investment income (loss)                                                    11,132            956           621,906
   - Net realized gain (loss) on investments                                          5,169            857            90,363
   - Net change in unrealized appreciation or depreciation on investments            69,274         10,247         7,044,786
                                                                              ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   85,575         12,060         7,757,055
Changes From Unit Transactions:
   - Contract purchases                                                             102,544         46,838         1,536,890
   - Contract withdrawals                                                           (81,654)          (258)       (3,008,315)
   - Contract transfers                                                             (60,704)        13,343        68,744,306
                                                                              ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (39,814)        59,923        67,272,881
                                                                              ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              45,761         71,983        75,029,936
                                                                              ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  1,058,156      $ 106,455     $  75,065,451
                                                                              ===============  ==============  ==============


                                                                              LVIP
                                                                              SSGA
                                                                              SMALL-CAP
                                                                              INDEX
                                                                              STANDARD CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $          --
Changes From Operations:
   - Net investment income (loss)                                                        16
   - Net realized gain (loss) on investments                                             --
   - Net change in unrealized appreciation or depreciation on investments               198
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                      214
Changes From Unit Transactions:
   - Contract purchases                                                               2,131
   - Contract withdrawals                                                                --
   - Contract transfers                                                               1,872
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  4,003
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               4,217
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                       4,217
Changes From Operations:
   - Net investment income (loss)                                                    22,628
   - Net realized gain (loss) on investments                                        137,657
   - Net change in unrealized appreciation or depreciation on investments         2,500,858
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                2,661,143
Changes From Unit Transactions:
   - Contract purchases                                                             365,342
   - Contract withdrawals                                                          (826,737)
   - Contract transfers                                                          16,253,470
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             15,792,075
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          18,453,218
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  18,457,435
                                                                              ==============




See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            LVIP
                                                                            T. ROWE PRICE
                                                                            STRUCTURED      LVIP
                                                                            MID-CAP         UBS LARGE CAP    NB AMT
                                                                            GROWTH          GROWTH RPM       LARGE CAP
                                                                            STANDARD CLASS  STANDARD CLASS   VALUE I CLASS
                                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  9,376,218     $ 1,219,460    $ 3,724,679
Changes From Operations:
   - Net investment income (loss)                                                (101,529)        (13,707)       (22,198)
   - Net realized gain (loss) on investments                                      471,909          17,889        (77,730)
   - Net change in unrealized appreciation or depreciation on investments       1,029,211         180,408        668,235
                                                                            --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,399,591         184,590        568,307
Changes From Unit Transactions:
   - Contract purchases                                                           365,581         148,827        226,972
   - Contract withdrawals                                                        (616,017)        (74,644)      (248,529)
   - Contract transfers                                                          (487,602)        (39,744)       (99,586)
                                                                            --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (738,038)         34,439       (121,143)
                                                                            --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           661,553         219,029        447,164
                                                                            --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                10,037,771       1,438,489      4,171,843
Changes From Operations:
   - Net investment income (loss)                                                (113,648)        (15,562)         8,173
   - Net realized gain (loss) on investments                                      494,194          34,547         13,539
   - Net change in unrealized appreciation or depreciation on investments       2,870,739         323,564      1,192,928
                                                                            --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              3,251,285         342,549      1,214,640
Changes From Unit Transactions:
   - Contract purchases                                                           365,149         117,880        219,239
   - Contract withdrawals                                                        (885,635)       (121,535)      (300,721)
   - Contract transfers                                                          (254,031)        (27,874)       (89,084)
                                                                            --------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (774,517)        (31,529)      (170,566)
                                                                            --------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,476,768         311,020      1,044,074
                                                                            --------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 12,514,539     $ 1,749,509    $ 5,215,917
                                                                            ==============  ===============  =============




                                                                             NB AMT
                                                                             MID CAP       T. ROWE PRICE
                                                                             GROWTH I      INTERNATIONAL
                                                                             CLASS         STOCK
                                                                             SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  4,726,314   $  6,420,681
Changes From Operations:
   - Net investment income (loss)                                                (50,659)        19,894
   - Net realized gain (loss) on investments                                     151,020         21,120
   - Net change in unrealized appreciation or depreciation on investments        425,299      1,060,287
                                                                            -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               525,660      1,101,301
Changes From Unit Transactions:
   - Contract purchases                                                          432,865        437,322
   - Contract withdrawals                                                       (310,737)      (448,023)
   - Contract transfers                                                         (367,684)      (126,813)
                                                                            -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (245,556)      (137,514)
                                                                            -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          280,104        963,787
                                                                            -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                5,006,418      7,384,468
Changes From Operations:
   - Net investment income (loss)                                                (19,505)       (10,749)
   - Net realized gain (loss) on investments                                   1,729,001        146,718
   - Net change in unrealized appreciation or depreciation on investments     (1,007,528)       755,408
                                                                            -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               701,968        891,377
Changes From Unit Transactions:
   - Contract purchases                                                          144,733        343,953
   - Contract withdrawals                                                       (305,418)      (681,935)
   - Contract transfers                                                       (5,547,701)      (366,988)
                                                                            -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (5,708,386)      (704,970)
                                                                            -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (5,006,418)       186,407
                                                                            -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $         --   $  7,570,875
                                                                            =============  =============



See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-nine mutual funds (the Funds) of eleven diversified, open-ended. management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Class I Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Service Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Money Market Initial Class Portfolio
Janus Aspen Series:
   Janus Aspen Global Research Institutional Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile 2050 Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP UBS Large Cap Growth RPM Standard Class Fund
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Class I Portfolio

*  Denotes an affiliate of the Company

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2012, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP SSgA S&P 500 Index Standard Class Fund and the LVIP SSgA Small-Cap Index Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                   NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio          DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Cohen & Steers Global Real Estate Standard Class Fund           LVIP Clarion Global Real Estate Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                  LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund             LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                    NB AMT Large Cap Value I Class Portfolio

In the accompanying 2012 Statement of Changes in Net Assets, certain 2012 contract purchases and contract withdrawals have been reclassified to contract transfers to conform with 2013 presentation. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2013, the following funds ceased to be available as investment options to Variable Account Contract owners:


ABVPSF Growth and Income Class B Fund                                       DWS Equity 500 Index VIP Class A Portfolio
American Century VP Inflation Protection Class I Portfolio                  DWS Small Cap Index VIP Class A Portfolio
Dreyfus Opportunistic Small Cap Initial Class Portfolio                     Fidelity VIP Equity-Income Initial Class Portfolio
Dreyfus Stock Index Initial Class Fund                                      NB AMT Mid Cap Growth I Class Portfolio

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2050 Standard Class Fund                       LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund



2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
                                2013                        1.00%     $  5.59       304,899  $   1,705,224       21.70%       0.02%
                                2012                        1.00%        4.60       315,296      1,448,906       12.11%       0.00%
                                2011                        1.00%        4.10       436,808      1,790,399      -24.17%       0.36%
                                2010                        1.00%        5.41       349,065      1,886,856       17.40%       1.78%
                                2009                        1.00%        4.60       427,389      1,967,781       51.62%       0.00%
ABVPSF GROWTH CLASS B
                                2013                        1.00%       10.82       112,271      1,214,242       32.40%       0.03%
                                2012                        1.00%        8.17       108,958        890,067       12.45%       0.00%
                                2011                        1.00%        7.26       101,600        738,079       -0.04%       0.00%
                                2010                        1.00%        7.27        98,605        716,581       13.65%       0.05%
                                2009                        1.00%        6.39        85,662        547,736       31.55%       0.00%

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GROWTH AND INCOME CLASS B
                                2013                        0.00%     $    --            --  $          --        0.00%       1.23%
                                2012                        1.00%       13.20        63,691        840,728       16.08%       1.36%
                                2011                        1.00%       11.37        58,002        659,577        5.01%       1.09%
                                2010                        1.00%       10.83        55,342        599,278       11.68%       0.00%
                                2009                        1.00%        9.70        42,413        411,257       19.15%       3.65%
AMERICAN CENTURY VP BALANCED CLASS I
                                2013                        1.00%       38.46       281,459     10,823,686       16.26%       1.58%
                                2012                        1.00%       33.08       295,772      9,783,433       10.69%       2.06%
                                2011                        1.00%       29.88       312,652      9,343,089        4.28%       1.91%
                                2010                        1.00%       28.66       325,144      9,317,286       10.53%       1.90%
                                2009                        1.00%       25.93       330,418      8,566,729       14.33%       5.28%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
                                2013                        0.00%          --            --             --        0.00%       0.52%
                                2012                        1.00%       13.08        62,057        811,768        6.48%       2.77%
                                2011                        1.00%       12.29        41,049        504,290       10.98%       4.28%
                                2010                        1.00%       11.07        10,708        118,536        4.32%       1.76%
                                2009          9/21/09       1.00%       10.61         3,161         33,544        2.25%       0.82%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                                2013                        1.00%       23.05       165,063      3,804,729       27.89%       1.27%
                                2012                        1.00%       18.02       164,607      2,966,728       21.34%       0.90%
                                2011                        1.00%       14.85       187,604      2,786,467       -9.79%       1.32%
                                2010                        1.00%       16.47       193,534      3,186,619       10.63%       1.51%
                                2009                        1.00%       14.88       198,677      2,956,869       40.89%       1.50%
AMERICAN FUNDS GROWTH CLASS 2
                                2013                        1.00%       14.71     1,383,726     20,356,546       28.81%       0.94%
                                2012                        1.00%       11.42     1,453,546     16,601,237       16.72%       0.80%
                                2011                        1.00%        9.79     1,472,768     14,411,418       -5.23%       0.62%
                                2010                        1.00%       10.33     1,443,745     14,907,053       17.50%       0.74%
                                2009                        1.00%        8.79     1,402,062     12,320,535       38.02%       0.67%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
                                2013                        1.00%       17.98       416,032      7,480,683       32.17%       1.40%
                                2012                        1.00%       13.60       414,203      5,634,923       16.31%       1.67%
                                2011                        1.00%       11.70       397,564      4,649,979       -2.81%       1.59%
                                2010                        1.00%       12.03       383,423      4,614,123       10.32%       1.54%
                                2009                        1.00%       10.91       352,506      3,845,301       29.94%       1.70%
AMERICAN FUNDS INTERNATIONAL CLASS 2
                                2013                        1.00%       15.72       456,745      7,182,304       20.42%       1.38%
                                2012                        1.00%       13.06       465,178      6,074,250       16.73%       1.48%
                                2011                        1.00%       11.19       495,482      5,542,472      -14.82%       1.76%
                                2010                        1.00%       13.13       505,100      6,633,175        6.17%       2.06%
                                2009                        1.00%       12.37       511,305      6,324,640       41.65%       1.57%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
                                2013                        1.00%       14.72        49,891        734,540       13.62%       1.28%
                                2012                        1.00%       12.96        44,834        580,963        9.18%       1.80%
                                2011                        1.00%       11.87        26,282        311,921       -4.45%       2.96%
                                2010                        1.00%       12.42        10,790        134,032        8.96%       2.06%
                                2009          9/11/09       1.00%       11.40         2,632         30,007        3.78%       1.36%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
                                2013                        1.00%       17.04       115,782      1,973,246       -2.24%       2.41%
                                2012                        1.00%       17.43       136,295      2,376,173        6.13%       3.09%
                                2011                        1.00%       16.43       136,293      2,238,927        5.34%       4.05%
                                2010                        1.00%       15.60       111,312      1,735,937        6.98%       4.63%
                                2009                        1.00%       14.58       102,190      1,489,667       25.70%       5.66%
DELAWARE VIP HIGH YIELD STANDARD CLASS
                                2013                        1.00%       18.81        83,199      1,565,260        8.13%       7.46%
                                2012                        1.00%       17.40        95,433      1,660,431       16.65%       8.51%
                                2011                        1.00%       14.92        85,507      1,275,364        1.36%       8.77%
                                2010                        1.00%       14.71        98,043      1,442,664       14.17%       7.10%
                                2009                        1.00%       12.89        86,286      1,112,079       47.49%       6.32%

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT SERVICE CLASS
                                2013                        1.00%     $ 29.73       260,861  $   7,754,466        0.91%       1.34%
                                2012                        1.00%       29.46       300,639      8,856,466       15.45%       1.29%
                                2011                        1.00%       25.52       314,936      8,036,267        9.52%       1.35%
                                2010                        1.00%       23.30       321,971      7,501,734       25.35%       2.51%
                                2009                        1.00%       18.59       296,479      5,510,823       22.01%       4.16%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
                                2013                        1.00%       23.59       240,447      5,671,040       31.85%       0.50%
                                2012                        1.00%       17.89       242,732      4,342,152       12.50%       0.34%
                                2011                        1.00%       15.90       261,696      4,161,105       -2.57%       0.29%
                                2010                        1.00%       16.32       258,434      4,217,613       30.60%       0.45%
                                2009                        1.00%       12.50       220,966      2,761,120       30.25%       0.66%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
                                2013                        1.00%       16.53       166,373      2,750,077       39.57%       0.00%
                                2012                        1.00%       11.84       182,541      2,161,831        9.61%       0.01%
                                2011                        1.00%       10.80       176,345      1,905,366        6.83%       0.77%
                                2010          10/8/10       1.00%       10.11       152,446      1,541,877       13.45%       0.00%
DELAWARE VIP TREND SERVICE CLASS
                                2009                        1.00%        7.47       118,916        888,757       52.84%       0.00%
DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
                                2012                        1.00%       23.82       525,707     12,521,864       19.36%       0.00%
                                2011                        1.00%       19.95       548,554     10,946,360      -14.70%       0.40%
                                2010                        1.00%       23.39       570,057     13,336,402       29.85%       0.74%
                                2009                        1.00%       18.02       585,749     10,553,707       24.78%       1.63%
DREYFUS STOCK INDEX INITIAL CLASS
                                2013                        0.00%          --            --             --        0.00%       0.45%
                                2012                        1.00%       47.72       609,094     29,068,099       14.59%       2.04%
                                2011                        1.00%       41.65       647,549     26,969,401        0.86%       1.84%
                                2010                        1.00%       41.29       680,820     28,112,405       13.70%       1.82%
                                2009                        1.00%       36.32       718,988     26,112,134       25.08%       2.10%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
                                2013                        1.00%       13.07         5,914         77,313       -0.07%       1.62%
                                2012                        1.00%       13.08         4,194         54,864        8.63%       3.49%
                                2011                        1.00%       12.04         7,773         93,596       -3.83%       1.34%
                                2010                        1.00%       12.52         6,446         80,710       11.35%       1.22%
                                2009          7/13/09       1.00%       11.25         1,630         18,331       14.80%       0.00%
DWS EQUITY 500 INDEX VIP CLASS A
                                2013                        0.00%          --            --             --        0.00%       1.89%
                                2012                        1.00%       14.00       177,716      2,487,645       14.55%       1.73%
                                2011                        1.00%       12.22       173,544      2,120,734        0.82%       1.65%
                                2010                        1.00%       12.12       165,159      2,001,834       13.56%       1.84%
                                2009                        1.00%       10.67       147,283      1,571,956       25.07%       2.80%
DWS SMALL CAP INDEX VIP CLASS A
                                2013                        0.00%          --            --             --        0.00%       1.82%
                                2012                        1.00%       15.31       109,613      1,678,634       15.09%       0.88%
                                2011                        1.00%       13.31       107,636      1,432,174       -5.37%       0.86%
                                2010                        1.00%       14.06       111,078      1,561,780       25.14%       0.90%
                                2009                        1.00%       11.24       104,127      1,169,964       25.31%       1.77%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
                                2013                        1.00%       40.35       566,091     22,840,274       14.56%       1.58%
                                2012                        1.00%       35.22       608,932     21,447,098       11.36%       1.51%
                                2011                        1.00%       31.63       663,652     20,989,347       -3.53%       1.95%
                                2010                        1.00%       32.78       692,269     22,695,727       13.13%       1.76%
                                2009                        1.00%       28.98       697,176     20,204,168       27.83%       2.39%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
                                2013                        1.00%       19.76       707,945     13,986,890       29.65%       0.85%
                                2012                        1.00%       15.24       726,775     11,075,118       14.99%       1.15%
                                2011                        1.00%       13.25       726,867      9,632,972       -3.75%       0.79%
                                2010                        1.00%       13.77       712,498      9,810,639       15.76%       1.08%
                                2009                        1.00%       11.89       661,861      7,872,416       34.12%       1.22%

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
                                2012                        1.00%     $ 33.42       731,615  $  24,448,034       16.14%       3.12%
                                2011                        1.00%       28.77       783,464     22,542,125       -0.03%       2.55%
                                2010                        1.00%       28.78       798,289     22,976,470       14.00%       1.86%
                                2009                        1.00%       25.25       822,466     20,764,455       28.91%       2.32%
FIDELITY VIP GROWTH INITIAL CLASS
                                2013                        1.00%       61.63       829,786     51,143,189       34.98%       0.29%
                                2012                        1.00%       45.66       897,202     40,967,776       13.55%       0.59%
                                2011                        1.00%       40.21       973,274     39,138,680       -0.80%       0.36%
                                2010                        1.00%       40.54     1,025,023     41,550,089       22.94%       0.28%
                                2009                        1.00%       32.97     1,058,344     34,896,182       27.01%       0.45%
FIDELITY VIP MONEY MARKET INITIAL CLASS
                                2013                        0.00%       18.01         1,581         28,471        0.03%       0.03%
                                2012                        0.00%       18.00         1,320         23,761        0.14%       0.14%
                                2011                        0.00%       17.98         2,709         48,704        0.11%       0.11%
                                2010                        0.00%       17.96         4,049         72,714        0.24%       0.18%
                                2009                        0.00%       17.92         1,104         19,771        0.72%       0.79%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
                                2013                        1.00%       18.07       463,926      8,383,598       27.15%       1.21%
                                2012                        1.00%       14.21       493,093      7,008,054       18.89%       0.89%
                                2011                        1.00%       11.95       489,692      5,854,086      -14.60%       0.60%
                                2010                        1.00%       14.00       488,615      6,839,890       14.68%       0.61%
                                2009                        1.00%       12.21       507,181      6,190,790       36.33%       1.44%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
                                2013                        1.00%       53.62       333,189     17,864,260       38.67%       0.43%
                                2012                        1.00%       38.66       355,961     13,762,889       17.07%       1.18%
                                2011                        1.00%       33.03       362,828     11,983,185        2.99%       0.00%
                                2010                        1.00%       32.07       358,268     11,489,270       25.13%       0.00%
                                2009                        1.00%       25.63       361,356      9,261,260       36.95%       0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
                                2013                        0.94%        9.31        36,595        340,672       -9.25%       0.84%
                                2012           8/8/12       1.00%       10.26         1,949         19,997        0.94%       0.00%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
                                2013                        1.00%        8.63        17,272        149,053        2.28%       0.00%
                                2012                        1.00%        8.44        14,823        125,069       23.44%       0.00%
                                2011                        1.00%        6.84        15,580        106,492       -9.58%       0.00%
                                2010                        1.00%        7.56        14,582        110,230       16.80%       0.00%
                                2009                        1.00%        6.47         7,345         47,537       36.46%       0.00%
LVIP DELAWARE BOND STANDARD CLASS
                                2013                        1.00%       15.34       186,361      2,858,948       -3.28%       1.67%
                                2012                        1.00%       15.86       239,309      3,795,706        5.55%       2.12%
                                2011                        1.00%       15.03       231,037      3,471,924        6.57%       3.55%
                                2010                        1.00%       14.10       224,683      3,168,349        7.41%       3.62%
                                2009                        1.00%       13.13       214,978      2,822,368       17.72%       4.26%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
                                2013                        1.00%       10.00         3,261         32,609       -0.49%       0.77%
                                2012                        1.00%       10.05         1,262         12,680        2.93%       4.03%
                                2011           6/6/11       1.00%        9.76            14            139       -2.20%       2.65%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
                                2013                        1.00%       17.29         5,883        101,699       19.04%       1.59%
                                2012                        1.00%       14.52         4,348         63,146       12.16%       2.14%
                                2011                        1.00%       12.95         2,786         36,064       -3.01%       4.49%
                                2010                        1.00%       13.35           150          2,006       11.33%       2.40%
                                2009          9/18/09       1.00%       11.99           109          1,307        4.58%       1.61%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
                                2013                        1.00%       14.91        43,128        642,907        8.25%       2.20%
                                2012                        1.00%       13.77        40,840        562,411        9.53%       2.67%
                                2011                        1.00%       12.57        34,305        431,312        1.21%       6.55%
                                2010                        1.00%       12.42        35,308        438,591        9.33%       1.92%
                                2009                        1.00%       11.36        33,318        378,546       21.62%       2.84%

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
                                2013                        1.00%     $ 16.05         8,263  $     132,585       13.10%       2.39%
                                2012                        1.00%       14.19         3,004         42,616       10.20%       2.62%
                                2011                        1.00%       12.87         2,236         28,788       -0.74%       4.45%
                                2010                        1.00%       12.97            99          1,282        9.92%       3.29%
                                2009           7/1/09       1.00%       11.80            54            634       17.22%       1.28%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
                                2013                        1.00%       14.14       251,694      3,558,827       31.93%       1.81%
                                2012                        1.00%       10.72       257,970      2,764,688       14.17%       1.09%
                                2011                        1.00%        9.39       263,669      2,475,046        0.19%       1.06%
                                2010                        1.00%        9.37       275,522      2,581,375       11.81%       1.04%
                                2009                        1.00%        8.38       259,919      2,177,932       23.44%       1.11%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
                                2013                        1.00%       23.67       227,995      5,396,200       34.34%       1.23%
                                2012                        1.00%       17.62       253,099      4,459,114       14.14%       0.77%
                                2011                        1.00%       15.44       263,129      4,061,668       -0.36%       0.81%
                                2010                        1.00%       15.49       249,130      3,859,579       10.46%       0.62%
                                2009                        1.00%       14.03       250,665      3,515,644       28.71%       0.72%
LVIP GLOBAL INCOME STANDARD CLASS
                                2013                        1.00%       12.11        10,382        125,775       -3.79%       0.20%
                                2012                        1.00%       12.59        20,666        260,228        6.62%       2.20%
                                2011                        1.00%       11.81        12,462        147,180        0.08%       5.04%
                                2010                        1.00%       11.80         6,559         77,402        8.59%       3.36%
                                2009           9/2/09       1.00%       10.87         4,360         47,380        3.30%       2.12%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
                                2013                        1.00%       12.48        11,593        144,699        7.84%       2.36%
                                2012                        1.00%       11.57         5,456         63,149        7.46%       1.69%
                                2011                        1.00%       10.77        13,084        140,908        0.24%       0.78%
                                2010                        1.00%       10.74        11,739        126,118       10.36%       1.15%
                                2009                        1.00%        9.74        10,631        103,493       23.17%       1.97%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
                                2013                        1.00%       12.09       107,758      1,303,018       10.03%       1.51%
                                2012                        1.00%       10.99        85,131        935,612        7.30%       2.18%
                                2011                        1.00%       10.24        70,291        719,943       -0.80%       0.74%
                                2010                        1.00%       10.33        52,134        538,295       10.92%       1.13%
                                2009                        1.00%        9.31        35,042        326,208       24.41%       2.10%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
                                2013                        1.00%       11.96        62,249        744,781       12.61%       1.33%
                                2012                        1.00%       10.62        58,353        619,975        6.82%       1.96%
                                2011                        1.00%        9.95        43,659        434,223       -1.55%       0.63%
                                2010                        1.00%       10.10        38,169        385,613       11.43%       0.90%
                                2009                        1.00%        9.07        25,417        230,452       26.68%       1.94%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
                                2013                        1.00%       11.41        76,473        872,837       15.38%       1.34%
                                2012                        1.00%        9.89        71,139        703,749        6.06%       1.85%
                                2011                        1.00%        9.33        51,555        480,883       -2.44%       0.64%
                                2010                        1.00%        9.56        31,803        304,071       12.53%       1.00%
                                2009                        1.00%        8.50        14,773        125,515       29.65%       1.49%
LVIP MANAGED RISK PROFILE 2050 STANDARD CLASS
                                2013                        1.00%       11.40         6,956         79,274       17.85%       1.61%
                                2012                        1.00%        9.67         3,244         31,370        4.95%       2.03%
                                2011           6/6/11       1.00%        9.21         1,470         13,544       -7.01%       0.00%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
                                2013                        1.00%       15.76        41,043        646,640        8.66%       1.51%
                                2012                        1.00%       14.50        58,545        848,886        8.68%       3.94%
                                2011                        1.00%       13.34        51,666        689,285        2.65%       2.07%
                                2010                        1.00%       13.00        48,238        626,924        9.40%       4.44%
                                2009                        1.00%       11.88        29,025        344,804       23.61%       4.64%

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
                                2013                        1.00%     $ 14.86       238,286  $   3,540,335       12.42%       1.74%
                                2012                        1.00%       13.22       240,099      3,173,273        8.06%       2.56%
                                2011                        1.00%       12.23       248,311      3,037,078       -1.00%       1.97%
                                2010                        1.00%       12.35       243,564      3,009,097       11.60%       2.86%
                                2009                        1.00%       11.07       235,447      2,606,471       27.75%       4.69%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
                                2013                        1.00%       15.52       140,137      2,174,220       10.74%       1.76%
                                2012                        1.00%       14.01       155,479      2,178,264        8.50%       3.39%
                                2011                        1.00%       12.91       145,490      1,878,666        0.16%       1.81%
                                2010                        1.00%       12.89       138,348      1,783,601       10.85%       3.05%
                                2009                        1.00%       11.63       134,690      1,566,524       26.76%       4.68%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
                                2013                        1.00%       18.39       168,216      3,093,614       20.63%       2.45%
                                2012                        1.00%       15.25       186,702      2,846,406        8.53%       2.86%
                                2011                        1.00%       14.05       203,711      2,861,721       -5.17%       3.26%
                                2010                        1.00%       14.81       202,794      3,004,117        1.44%       3.43%
                                2009                        1.00%       14.60       211,082      3,082,376       20.03%       3.44%
LVIP SSGA BOND INDEX STANDARD CLASS
                                2013                        1.00%       11.49        26,284        302,000       -3.54%       2.15%
                                2012                        1.00%       11.91        18,182        216,570        2.82%       3.35%
                                2011                        1.00%       11.58        10,284        119,129        6.33%       4.32%
                                2010                        1.00%       10.89        15,509        168,964        4.91%       1.91%
                                2009          6/22/09       1.00%       10.38        16,028        166,443        3.52%       2.85%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
                                2013                        1.00%       15.59        64,275      1,002,155       -3.80%       2.99%
                                2012                        1.00%       16.21        40,408        654,891       11.53%       2.64%
                                2011                        1.00%       14.53        38,777        563,479      -15.78%       2.40%
                                2010                        1.00%       17.25        36,371        627,568       26.50%       1.89%
                                2009          6/26/09       1.00%       13.64        11,665        159,114       36.02%       1.62%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
                                2013                        1.00%       13.53        78,194      1,058,156        8.72%       2.10%
                                2012                        1.00%       12.45        81,332      1,012,395       10.04%       3.52%
                                2011                        1.00%       11.31        80,967        915,869       -0.78%       1.35%
                                2010                        1.00%       11.40        82,435        939,759        7.65%       0.93%
                                2009                        1.00%       10.59        92,538        979,919       29.50%       7.18%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
                                2013                        1.00%       15.60         6,822        106,455       19.78%       2.44%
                                2012                        1.00%       13.03         2,646         34,472       16.95%       1.97%
                                2011                        1.00%       11.14         2,356         26,247      -13.25%       1.07%
                                2010                        1.00%       12.84         2,044         26,250        5.99%       2.28%
                                2009           8/4/09       1.00%       12.12           872         10,564        8.33%       2.06%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
                                2013                        1.00%       14.02     5,354,751     75,065,451       30.69%       2.44%
                                2012           6/7/12       1.00%       10.73         3,311         35,515        9.05%       2.14%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
                                2013                        1.00%       14.91     1,237,766     18,457,435       36.53%       1.22%
                                2012          7/11/12       1.00%       10.92           386          4,217        7.35%       1.49%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
                                2013                        1.00%       23.02       543,610     12,514,539       33.45%       0.00%
                                2012                        1.00%       17.25       581,894     10,037,771       15.15%       0.00%
                                2011                        1.00%       14.98       625,867      9,376,218       -4.82%       0.00%
                                2010                        1.00%       15.74       628,014      9,885,299       27.09%       0.00%
                                2009                        1.00%       12.39       633,285      7,843,255       44.89%       0.10%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
                                2013                        1.00%        9.45       185,036      1,749,509       24.25%       0.00%
                                2012                        1.00%        7.61       189,037      1,438,489       15.23%       0.00%
                                2011                        1.00%        6.60       184,661      1,219,460       -6.62%       0.23%
                                2010                        1.00%        7.07       180,338      1,275,404       10.24%       0.76%
                                2009                        1.00%        6.42       178,677      1,146,286       37.15%       0.90%

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                                         INVESTMENT
                                       COMMENCEMENT                             UNITS                        TOTAL       INCOME
SUBACCOUNT                      YEAR   DATE(1)         FEE RATE(2)  UNIT VALUE  OUTSTANDING      NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
NB AMT LARGE CAP VALUE I CLASS
                                2013                        1.00%     $ 22.07       236,366  $   5,215,917       29.83%       1.17%
                                2012                        1.00%       17.00       245,450      4,171,843       15.44%       0.44%
                                2011                        1.00%       14.72       252,975      3,724,679      -12.24%       0.00%
                                2010                        1.00%       16.78       267,771      4,492,443       14.52%       0.67%
                                2009                        1.00%       14.65       284,518      4,168,339       54.52%       2.61%
NB AMT MID CAP GROWTH I CLASS
                                2012                        1.00%        9.38       533,921      5,006,418       11.30%       0.00%
                                2011                        1.00%        8.43       560,984      4,726,314       -0.53%       0.00%
                                2010                        1.00%        8.47       584,625      4,951,554       27.81%       0.00%
                                2009                        1.00%        6.63       534,677      3,543,076       30.29%       0.00%
T. ROWE PRICE INTERNATIONAL STOCK
                                2013                        1.00%       21.00       360,500      7,570,875       12.92%       0.85%
                                2012                        1.00%       18.60       397,048      7,384,468       17.26%       1.29%
                                2011                        1.00%       15.86       404,815      6,420,681      -13.70%       1.57%
                                2010                        1.00%       18.38       405,647      7,455,491       13.32%       0.97%
                                2009                        1.00%       16.22       400,133      6,489,852       50.87%       2.74%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                         AGGREGATE      AGGREGATE
                                                                                                         COST OF        PROCEEDS
SUBACCOUNT                                                                                               PURCHASES      FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                                  $     121,064  $      185,927
ABVPSF Growth Class B                                                                                        149,862         121,553
ABVPSF Growth and Income Class B                                                                             136,706       1,116,036
American Century VP Balanced Class I                                                                         658,795         916,019
American Century VP Inflation Protection Class I                                                              72,359         849,849
American Funds Global Growth Class 2                                                                         527,727         527,420
American Funds Growth Class 2                                                                              1,193,634       2,040,773
American Funds Growth-Income Class 2                                                                         889,861         812,991
American Funds International Class 2                                                                         501,420         588,289
BlackRock Global Allocation V.I. Class I                                                                     197,397          97,180
Delaware VIP Diversified Income Standard Class                                                               296,663         581,969
Delaware VIP High Yield Standard Class                                                                       561,297         654,000
Delaware VIP REIT Service Class                                                                              629,220       1,825,796
Delaware VIP Small Cap Value Service Class                                                                   912,159         751,930
Delaware VIP Smid Cap Growth Service Class                                                                   959,017       1,049,410

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                         AGGREGATE      AGGREGATE
                                                                                                         COST OF        PROCEEDS
SUBACCOUNT                                                                                               PURCHASES      FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Opportunistic Small Cap Initial Class                                                          $     229,434  $   15,105,485
Dreyfus Stock Index Initial Class                                                                            844,346      34,493,078
DWS Alternative Asset Allocation VIP Class A                                                                  70,702          47,967
DWS Equity 500 Index VIP Class A                                                                             191,368       2,999,768
DWS Small Cap Index VIP Class A                                                                              249,170       2,113,179
Fidelity VIP Asset Manager Initial Class                                                                     738,366       2,152,518
Fidelity VIP Contrafund Service Class 2                                                                    1,088,506       1,414,902
Fidelity VIP Equity-Income Initial Class                                                                     498,043      29,130,389
Fidelity VIP Growth Initial Class                                                                            682,655       4,413,603
Fidelity VIP Money Market Initial Class                                                                       46,107          38,716
Janus Aspen Global Research Institutional Class                                                              291,479         759,158
LVIP Baron Growth Opportunities Service Class                                                              2,353,890       2,193,756
LVIP BlackRock Inflation Protected Bond Standard Class                                                       571,729         208,483
LVIP Clarion Global Real Estate Standard Class                                                                60,777          41,603
LVIP Delaware Bond Standard Class                                                                            323,439       1,089,295
LVIP Delaware Diversified Floating Rate Service Class                                                         40,049          20,129
LVIP Delaware Foundation Aggressive Allocation Standard Class                                                 49,489          26,472
LVIP Delaware Foundation Conservative Allocation Standard Class                                               85,018          34,769
LVIP Delaware Foundation Moderate Allocation Standard Class                                                  101,494          19,170
LVIP Delaware Growth and Income Standard Class                                                               389,321         346,902
LVIP Delaware Social Awareness Standard Class                                                                560,759         996,713
LVIP Global Income Standard Class                                                                             37,123         165,510
LVIP Managed Risk Profile 2010 Standard Class                                                                 81,859           4,485
LVIP Managed Risk Profile 2020 Standard Class                                                                441,808         176,301
LVIP Managed Risk Profile 2030 Standard Class                                                                246,505         202,206
LVIP Managed Risk Profile 2040 Standard Class                                                                198,211         137,631
LVIP Managed Risk Profile 2050 Standard Class                                                                 61,815          22,937
LVIP Managed Risk Profile Conservative Standard Class                                                         98,121         349,794
LVIP Managed Risk Profile Growth Standard Class                                                              248,534         253,486
LVIP Managed Risk Profile Moderate Standard Class                                                            272,004         470,524
LVIP Mondrian International Value Standard Class                                                             201,326         462,027
LVIP SSgA Bond Index Standard Class                                                                          241,835         141,074
LVIP SSgA Emerging Markets 100 Standard Class                                                              1,439,348       1,081,051
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                      111,060         139,710
LVIP SSgA International Index Standard Class                                                                  69,696           8,576
LVIP SSgA S&P 500 Index Standard Class                                                                    71,934,518       4,050,239
LVIP SSgA Small-Cap Index Standard Class                                                                  17,116,047       1,232,881
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                  553,389       1,323,702
LVIP UBS Large Cap Growth RPM Standard Class                                                                  88,915         135,544
NB AMT Large Cap Value I Class                                                                               377,205         538,261
NB AMT Mid Cap Growth I Class                                                                                146,344       5,870,239
T. Rowe Price International Stock                                                                            416,209       1,128,084


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                              NET
                                                                                   SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                                         OWNED      VALUE    OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                84,490  $ 20.18  $   1,705,015  $   1,331,345
ABVPSF Growth Class B                                                                40,480    30.08      1,217,647        774,673
American Century VP Balanced Class I                                              1,339,546     8.08     10,823,529      9,091,286
American Funds Global Growth Class 2                                                127,258    29.92      3,807,568      2,722,781
American Funds Growth Class 2                                                       261,197    77.94     20,357,665     13,945,066
American Funds Growth-Income Class 2                                                148,396    50.40      7,479,171      5,389,015
American Funds International Class 2                                                339,608    21.15      7,182,706      6,259,722
BlackRock Global Allocation V.I. Class I                                             41,683    17.61        734,032        674,344
Delaware VIP Diversified Income Standard Class                                      187,366    10.53      1,972,961      1,992,949
Delaware VIP High Yield Standard Class                                              256,149     6.19      1,585,563      1,471,479

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                              NET
                                                                                   SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                                         OWNED      VALUE    OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Service Class                                                     638,340  $ 12.12  $   7,736,680  $   7,685,357
Delaware VIP Small Cap Value Service Class                                          136,228    41.58      5,664,355      4,090,741
Delaware VIP Smid Cap Growth Service Class                                           87,853    31.33      2,752,420      2,026,556
DWS Alternative Asset Allocation VIP Class A                                          5,621    13.75         77,291         75,492
Fidelity VIP Asset Manager Initial Class                                          1,324,812    17.24     22,839,755     20,199,153
Fidelity VIP Contrafund Service Class 2                                             414,052    33.77     13,982,534     10,434,881
Fidelity VIP Growth Initial Class                                                   895,663    57.14     51,178,175     33,739,746
Fidelity VIP Money Market Initial Class                                              28,955     1.00         28,955         28,955
Janus Aspen Global Research Institutional Class                                     214,405    38.99      8,359,645      7,178,834
LVIP Baron Growth Opportunities Service Class                                       394,800    45.20     17,845,336     11,161,947
LVIP BlackRock Inflation Protected Bond Standard Class                               33,431    10.19        340,629        373,491
LVIP Clarion Global Real Estate Standard Class                                       16,945     8.78        148,746        131,438
LVIP Delaware Bond Standard Class                                                   212,295    13.47      2,858,771      2,843,181
LVIP Delaware Diversified Floating Rate Service Class                                 3,217    10.14         32,610         32,620
LVIP Delaware Foundation Aggressive Allocation Standard Class                         6,507    15.63        101,691         86,685
LVIP Delaware Foundation Conservative Allocation Standard Class                      42,138    15.26        642,937        613,094
LVIP Delaware Foundation Moderate Allocation Standard Class                           8,350    15.88        132,580        124,873
LVIP Delaware Growth and Income Standard Class                                       84,368    42.18      3,558,816      2,595,494
LVIP Delaware Social Awareness Standard Class                                       125,947    42.84      5,395,676      3,984,006
LVIP Global Income Standard Class                                                    11,007    11.42        125,697        127,661
LVIP Managed Risk Profile 2010 Standard Class                                        11,961    12.11        144,792        133,838
LVIP Managed Risk Profile 2020 Standard Class                                       110,097    11.83      1,302,342      1,135,607
LVIP Managed Risk Profile 2030 Standard Class                                        62,373    11.93        744,363        631,454
LVIP Managed Risk Profile 2040 Standard Class                                        75,651    11.52        871,729        730,557
LVIP Managed Risk Profile 2050 Standard Class                                         7,162    11.05         79,167         71,287
LVIP Managed Risk Profile Conservative Standard Class                                47,458    13.62        646,523        574,273
LVIP Managed Risk Profile Growth Standard Class                                     266,340    13.29      3,539,663      3,075,228
LVIP Managed Risk Profile Moderate Standard Class                                   157,577    13.82      2,176,922      1,855,547
LVIP Mondrian International Value Standard Class                                    170,665    18.13      3,094,319      3,087,174
LVIP SSgA Bond Index Standard Class                                                  27,425    11.01        302,008        316,768
LVIP SSgA Emerging Markets 100 Standard Class                                       101,147     9.92      1,003,074        996,835
LVIP SSgA Global Tactical Allocation RPM Standard Class                              89,798    11.78      1,058,182        984,298
LVIP SSgA International Index Standard Class                                         11,255     9.46        106,448         93,717
LVIP SSgA S&P 500 Index Standard Class                                            5,660,679    13.26     75,054,946     68,010,435
LVIP SSgA Small-Cap Index Standard Class                                            690,464    26.72     18,450,576     15,949,520
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                         597,525    20.94     12,513,966      7,987,834
LVIP UBS Large Cap Growth RPM Standard Class                                         59,192    29.56      1,749,412      1,137,909
NB AMT Large Cap Value I Class                                                      346,748    15.04      5,215,090      4,456,067
T. Rowe Price International Stock                                                   481,670    15.72      7,571,850      6,100,686


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                  UNITS     UNITS       NET INCREASE
SUBACCOUNT                                                                                        ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                               26,340    (36,737)     (10,397)
ABVPSF Growth Class B                                                                               16,894    (13,581)       3,313
ABVPSF Growth and Income Class B                                                                     8,908    (72,599)     (63,691)
American Century VP Balanced Class I                                                                11,165    (25,478)     (14,313)
American Century VP Inflation Protection Class I                                                     3,744    (65,801)     (62,057)
American Funds Global Growth Class 2                                                                25,797    (25,341)         456
American Funds Growth Class 2                                                                       86,253   (156,073)     (69,820)
American Funds Growth-Income Class 2                                                                54,007    (52,178)       1,829
American Funds International Class 2                                                                31,680    (40,113)      (8,433)
BlackRock Global Allocation V.I. Class I                                                            12,162     (7,105)       5,057
Delaware VIP Diversified Income Standard Class                                                      13,127    (33,640)     (20,513)
Delaware VIP High Yield Standard Class                                                              24,737    (36,971)     (12,234)
Delaware VIP REIT Service Class                                                                     17,984    (57,762)     (39,778)
Delaware VIP Small Cap Value Service Class                                                          33,837    (36,122)      (2,285)

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                  UNITS     UNITS       NET INCREASE
SUBACCOUNT                                                                                        ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Smid Cap Growth Service Class                                                          62,839    (79,007)     (16,168)
Dreyfus Opportunistic Small Cap Initial Class                                                        9,529   (535,236)    (525,707)
Dreyfus Stock Index Initial Class                                                                    8,248   (617,342)    (609,094)
DWS Alternative Asset Allocation VIP Class A                                                         5,400     (3,680)       1,720
DWS Equity 500 Index VIP Class A                                                                     5,769   (183,485)    (177,716)
DWS Small Cap Index VIP Class A                                                                      8,427   (118,040)    (109,613)
Fidelity VIP Asset Manager Initial Class                                                            11,500    (54,341)     (42,841)
Fidelity VIP Contrafund Service Class 2                                                             61,192    (80,022)     (18,830)
Fidelity VIP Equity-Income Initial Class                                                            14,988   (746,603)    (731,615)
Fidelity VIP Growth Initial Class                                                                   12,828    (80,244)     (67,416)
Fidelity VIP Money Market Initial Class                                                              2,438     (2,177)         261
Janus Aspen Global Research Institutional Class                                                     16,498    (45,665)     (29,167)
LVIP Baron Growth Opportunities Service Class                                                       23,885    (46,657)     (22,772)
LVIP BlackRock Inflation Protected Bond Standard Class                                              56,139    (21,493)      34,646
LVIP Clarion Global Real Estate Standard Class                                                       6,986     (4,537)       2,449
LVIP Delaware Bond Standard Class                                                                   16,327    (69,275)     (52,948)
LVIP Delaware Diversified Floating Rate Service Class                                                4,001     (2,002)       1,999
LVIP Delaware Foundation Aggressive Allocation Standard Class                                        3,137     (1,602)       1,535
LVIP Delaware Foundation Conservative Allocation Standard Class                                      4,609     (2,321)       2,288
LVIP Delaware Foundation Moderate Allocation Standard Class                                          6,467     (1,208)       5,259
LVIP Delaware Growth and Income Standard Class                                                      20,770    (27,046)      (6,276)
LVIP Delaware Social Awareness Standard Class                                                       22,135    (47,239)     (25,104)
LVIP Global Income Standard Class                                                                    3,086    (13,370)     (10,284)
LVIP Managed Risk Profile 2010 Standard Class                                                        6,476       (339)       6,137
LVIP Managed Risk Profile 2020 Standard Class                                                       37,757    (15,130)      22,627
LVIP Managed Risk Profile 2030 Standard Class                                                       21,487    (17,591)       3,896
LVIP Managed Risk Profile 2040 Standard Class                                                       18,224    (12,890)       5,334
LVIP Managed Risk Profile 2050 Standard Class                                                        5,823     (2,111)       3,712
LVIP Managed Risk Profile Conservative Standard Class                                                5,399    (22,901)     (17,502)
LVIP Managed Risk Profile Growth Standard Class                                                     17,734    (19,547)      (1,813)
LVIP Managed Risk Profile Moderate Standard Class                                                   17,547    (32,889)     (15,342)
LVIP Mondrian International Value Standard Class                                                     8,964    (27,450)     (18,486)
LVIP SSgA Bond Index Standard Class                                                                 20,015    (11,913)       8,102
LVIP SSgA Emerging Markets 100 Standard Class                                                       96,470    (72,603)      23,867
LVIP SSgA Global Tactical Allocation RPM Standard Class                                              7,542    (10,680)      (3,138)
LVIP SSgA International Index Standard Class                                                         4,739       (563)       4,176
LVIP SSgA S&P 500 Index Standard Class                                                           5,645,573   (294,133)   5,351,440
LVIP SSgA Small-Cap Index Standard Class                                                         1,325,455    (88,075)   1,237,380
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                         27,446    (65,730)     (38,284)
LVIP UBS Large Cap Growth RPM Standard Class                                                        12,120    (16,121)      (4,001)
NB AMT Large Cap Value I Class                                                                      18,174    (27,258)      (9,084)
NB AMT Mid Cap Growth I Class                                                                       15,240   (549,161)    (533,921)
T. Rowe Price International Stock                                                                   20,500    (57,048)     (36,548)

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                   UNITS    UNITS       NET INCREASE
SUBACCOUNT                                                                                         ISSUED   REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                              113,265   (234,777)     (121,512)
ABVPSF Growth Class B                                                                               10,225     (2,867)        7,358
ABVPSF Growth and Income Class B                                                                    11,544     (5,855)        5,689
American Century VP Balanced Class I                                                                 8,789    (25,669)      (16,880)
American Century VP Inflation Protection Class I                                                    38,242    (17,234)       21,008
American Funds Global Growth Class 2                                                                13,260    (36,257)      (22,997)
American Funds Growth Class 2                                                                      107,578   (126,800)      (19,222)
American Funds Growth-Income Class 2                                                                46,753    (30,114)       16,639
American Funds International Class 2                                                                36,933    (67,237)      (30,304)
BlackRock Global Allocation V.I. Class I                                                            21,927     (3,375)       18,552
Delaware VIP Diversified Income Standard Class                                                      43,138    (43,136)            2
Delaware VIP High Yield Standard Class                                                              30,871    (20,945)        9,926
Delaware VIP REIT Service Class                                                                     22,502    (36,799)      (14,297)

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L


                                                                                                   UNITS    UNITS       NET INCREASE
SUBACCOUNT                                                                                         ISSUED   REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Service Class                                                          21,263    (40,227)      (18,964)
Delaware VIP Smid Cap Growth Service Class                                                          45,466    (39,270)        6,196
Dreyfus Opportunistic Small Cap Initial Class                                                       14,709    (37,556)      (22,847)
Dreyfus Stock Index Initial Class                                                                   21,358    (59,813)      (38,455)
DWS Alternative Asset Allocation VIP Class A                                                         1,733     (5,312)       (3,579)
DWS Equity 500 Index VIP Class A                                                                    28,247    (24,075)        4,172
DWS Small Cap Index VIP Class A                                                                     16,569    (14,592)        1,977
Fidelity VIP Asset Manager Initial Class                                                            10,550    (65,270)      (54,720)
Fidelity VIP Contrafund Service Class 2                                                             75,147    (75,239)          (92)
Fidelity VIP Equity-Income Initial Class                                                            35,951    (87,800)      (51,849)
Fidelity VIP Growth Initial Class                                                                   15,306    (91,378)      (76,072)
Fidelity VIP Money Market Initial Class                                                              5,141     (6,530)       (1,389)
Janus Aspen Global Research Institutional Class                                                     21,538    (18,137)        3,401
LVIP Baron Growth Opportunities Service Class                                                       24,811    (31,678)       (6,867)
LVIP BlackRock Inflation Protected Bond Standard Class                                               1,949         --         1,949
LVIP Clarion Global Real Estate Standard Class                                                      11,584    (12,341)         (757)
LVIP Delaware Bond Standard Class                                                                   44,696    (36,424)        8,272
LVIP Delaware Diversified Floating Rate Service Class                                                1,257         (9)        1,248
LVIP Delaware Foundation Aggressive Allocation Standard Class                                        1,766       (204)        1,562
LVIP Delaware Foundation Conservative Allocation Standard Class                                      8,125     (1,590)        6,535
LVIP Delaware Foundation Moderate Allocation Standard Class                                            926       (158)          768
LVIP Delaware Growth and Income Standard Class                                                      16,019    (21,718)       (5,699)
LVIP Delaware Social Awareness Standard Class                                                        8,371    (18,401)      (10,030)
LVIP Global Income Standard Class                                                                   10,446     (2,242)        8,204
LVIP Managed Risk Profile 2010 Standard Class                                                        1,631     (9,259)       (7,628)
LVIP Managed Risk Profile 2020 Standard Class                                                       20,754     (5,914)       14,840
LVIP Managed Risk Profile 2030 Standard Class                                                       17,181     (2,487)       14,694
LVIP Managed Risk Profile 2040 Standard Class                                                       24,995     (5,411)       19,584
LVIP Managed Risk Profile 2050 Standard Class                                                        4,370     (2,596)        1,774
LVIP Managed Risk Profile Conservative Standard Class                                               15,993     (9,114)        6,879
LVIP Managed Risk Profile Growth Standard Class                                                     21,130    (29,342)       (8,212)
LVIP Managed Risk Profile Moderate Standard Class                                                   20,748    (10,759)        9,989
LVIP Mondrian International Value Standard Class                                                    12,180    (29,189)      (17,009)
LVIP SSgA Bond Index Standard Class                                                                 22,757    (14,859)        7,898
LVIP SSgA Emerging Markets 100 Standard Class                                                       52,013    (50,382)        1,631
LVIP SSgA Global Tactical Allocation RPM Standard Class                                              9,362     (8,997)          365
LVIP SSgA International Index Standard Class                                                         1,831     (1,541)          290
LVIP SSgA S&P 500 Index Standard Class                                                               3,311         --         3,311
LVIP SSgA Small-Cap Index Standard Class                                                               386         --           386
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                         24,982    (68,955)      (43,973)
LVIP UBS Large Cap Growth RPM Standard Class                                                        19,215    (14,839)        4,376
NB AMT Large Cap Value I Class                                                                      17,472    (24,997)       (7,525)
NB AMT Mid Cap Growth I Class                                                                       57,495    (84,558)      (27,063)
T. Rowe Price International Stock                                                                   23,638    (31,405)       (7,767)


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 1, 2014

               Lincoln Life & Annuity Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2013 and 2012

     Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.

(2) Not Applicable.

(3)(a) Principal Underwriting Agreement dated May 1, 2007 incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.

(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.

   (e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.

   (f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16,
   2002.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16,
2002.

   (h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.

   (i) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.

(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.


   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7) Not Applicable.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

     (i) American Century incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

     (ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post- Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011

     (iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

     (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (vii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)

       (b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 10805) filed on April 16, 2003. (Amendment)

       (c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141755) filed on April 15, 2008.

       (d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment dated February 9, 2011)

       (e) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated April 2, 2007 (Amendment dated October 10, 2011)

     (viii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (ix) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (x) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (xi) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on
April 2, 2013.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   --------------------------------------------------------------------
Ellen Cooper**                      Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio***              Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**                 Senior Vice President and Treasurer
Robert W. Dineen                    Director
65 Second Avenue
Westwood, NJ 07675
Randal J. Freitag**                 Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                   President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen**                     Executive Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Douglas N. Miller**                 Senior Vice President, Chief Accounting Officer and Controller
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                 Assistant Vice President, General Counsel and Secretary

*Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY
   13202

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 N. Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 21,359 participants in group contracts under Account L.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of April, 2014.


      Lincoln Life & Annuity Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/John D. Weber
            ------------------------------------
            John D. Weber
            Vice President, Lincoln Life & Annuity Company of New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            Vice President, Lincoln Life & Annuity Company of New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2014.

Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
                                 (Principal Financial Officer)
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Director
------------------------------
Robert W. Dineen
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*By: /s/ John D. Weber           Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber